EXHIBIT 10.2 ZENDESK, INC. 2014 STOCK OPTION AND INCENTIVE PLAN Section 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS The name of the plan is the Zendesk, Inc. 2014 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants) of Zendesk, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The following terms shall be defined as set forth below: “Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder. “Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent. “Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights. “Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan. “Board” means the Board of Directors of the Company. “Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment. “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations. “Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code. “Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. “Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 21. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. “Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering. “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code. “Initial Public Offering” means the first offer and sale by the Company of its Stock in an underwritten, firm-commitment public offering, or such other event as a result of or following which the Stock shall be publicly held. “Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary. “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option. “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5. “Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder. “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. 2

The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. “Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months. “Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria. “Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals. “Registration Effective Time” means the date and time at which the registration statement on Form S-1 that is filed by the Company with respect to the Initial Public Offering is declared effective by the Securities and Exchange Commission. “Restricted Stock Award” means an Award of shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant. “Restricted Stock Units” means an Award of phantom stock units to a grantee. “Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company. 3

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event. “Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder. “Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3. “Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised. “Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly. “Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation. “Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions. SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS (a) Administration of Plan. The Plan shall be administered by the Administrator. (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority: (i) to select the individuals to whom Awards may from time to time be granted; (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non- Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees; (iii) to determine the number of shares of Stock to be covered by any Award; (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates; 4

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award; (vi) subject to the provisions of Section 5(b), to extend at any time the period in which Stock Options may be exercised; and (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan. All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees. (c) Delegation of Authority to Grant Options and Restricted Stock Units. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options and/or Restricted Stock Units to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Options and/or Restricted Stock Units that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan. (d) Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates. (e) Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company. (f) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, 5 in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law. SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) 7,500,000 shares (the “Initial Limit”), (ii) the number of shares of Stock that remain available for grants under the Company’s 2009 Stock Option and Grant Plan, as amended (the “2009 Plan”) immediately prior to the Registration Effective Time, and (iii) on January 1, 2015 and each January 1 thereafter, the number of shares of Stock reserved and available for issuance under the Plan shall be cumulatively increased by 5 percent of the number of shares of Stock issued and outstanding on the immediately preceding December 31 (the “Annual Increase”), subject, in each case, to adjustment as provided in Section 3(b),. Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed the Initial Limit cumulatively increased on January 1, 2015 and on each January 1 thereafter by the lesser of the Annual Increase for such year or 7,500,000 shares of Stock, subject in all cases to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards under the Plan or any awards under the Company’s 2009 Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 5,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company. (b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the 6

Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares. (c) Mergers and Other Transactions. Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. (d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation 7 with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a). SECTION 4. ELIGIBILITY Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion. SECTION 5. STOCK OPTIONS Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish. (a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date. (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant. (c) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. 8

(d) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate: (i) In cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) Through the delivery (or attestation to the ownership) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; (iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system. (e) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option. 9

SECTION 6. STOCK APPRECIATION RIGHTS (a) Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant. (b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan. (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. SECTION 7. RESTRICTED STOCK AWARDS (a) Nature of Restricted Stock Awards. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. (b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock and receipt of dividends; provided that if the lapse of restrictions with respect to the Restricted Stock Award is tied to the attainment of performance goals, any dividends paid by the Company during the performance period shall accrue and shall not be paid to the grantee until and to the extent the performance goals are met with respect to the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe. (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of 10 employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration. (d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above. SECTION 8. RESTRICTED STOCK UNITS (a) Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A. (b) Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate. (c) Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, 11 however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine. (d) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason. SECTION 9. UNRESTRICTED STOCK AWARDS Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee. SECTION 10.CASH-BASED AWARDS Grant of Cash-Based Awards. The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash- Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines. SECTION 11. PERFORMANCE SHARE AWARDS (a) Nature of Performance Share Awards. The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine. (b) Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator). 12

(c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason. SECTION 12.PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES (a) Performance-Based Awards. Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. Each Performance-Based Award shall comply with the provisions set forth below. (b) Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees. (c) Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered 13

Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate. (d) Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 5,000,000 shares of Stock (subject to adjustment as provided in Section 3(b) hereof) or $5 million in the case of a Performance-Based Award that is a Cash-Based Award. SECTION 13.DIVIDEND EQUIVALENT RIGHTS (a) Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an award of Restricted Stock Units or Restricted Stock Award with performance vesting or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. (b) Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant. (c) Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of an award of Restricted Stock Units, Restricted Stock Award or Performance Share Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason. SECTION 14.TRANSFERABILITY OF AWARDS (a) Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, 14 in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void. (b) Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value. (c) Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in- law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests. (d) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate. SECTION 15.TAX WITHHOLDING (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee. (b) Payment in Stock. Subject to approval by the Administrator, the Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. SECTION 16.SECTION 409A AWARDS 15

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A. SECTION 17.TRANSFER, LEAVE OF ABSENCE, ETC. For purposes of the Plan, the following events shall not be deemed a termination of employment: (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing. SECTION 18.AMENDMENTS AND TERMINATION The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c). SECTION 19.STATUS OF PLAN With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly 16 determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence. SECTION 20.GENERAL PROVISIONS (a) No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. (b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator. (c) Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award. (d) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or 17 applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary. (e) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time. (f) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement. SECTION 21.EFFECTIVE DATE OF PLAN This Plan shall become effective upon the last to occur of (i) stockholder approval of the Plan in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules and (ii) immediately prior to the date of the Registration Effective Time. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board. SECTION 22.GOVERNING LAW This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles. DATE APPROVED BY BOARD OF DIRECTORS: February 2014 DATE APPROVED BY STOCKHOLDERS: April 2014 INCENTIVE STOCK OPTION AGREEMENT UNDER THE ZENDESK, INC. 2014 STOCK OPTION AND INCENTIVE PLAN Name of Optionee: No. of Option Shares: Option Exercise Price per Share: [FMV on Grant Date (110% of FMV if a 10% owner)] Grant Date: Expiration Date: [up to 10 years (5 if a 10% owner)] Pursuant to the Zendesk, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Zendesk, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.01 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. 1.Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable* Exercisability Date __________ (___%) __________ (___%) __________ (___%) __________ (___%) __________ (___%) * Max. of $100,000 per yr. Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan. 2. Manner of Exercise. (a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased. Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; or (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection. The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the satisfaction of any obligations for Tax-Related Items (as defined below) due in connection with the Option, (iii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iv) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously- owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to. (b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock. (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time. (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof. 3. Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of [12] months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect. (b) Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of [12] months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. (c) Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or any Subsidiary; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or any Subsidiary. (d) Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees. 4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. 6. Status of the Stock Option. This Stock Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that this Stock Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Stock Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. To the extent any portion of this Stock Option does not so qualify as an “incentive stock option,” such portion shall be deemed to be a non-qualified stock option. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will so notify the Company within 30 days after such disposition. 7. Responsibility for Taxes. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary which employs the Optionee (the “Employer”), the ultimate liability for all Federal, state and other income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of Option Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. (a) Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items to the extent applicable. In this regard, the Optionee authorizes the Company or its agent to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of Option Shares acquired upon exercise of the Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent); or (iii) withholding in Option Shares to be issued upon exercise of the Option a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due; or (iv) by any other method deemed by the Company to comply with applicable laws. (b) Depending on the withholding method and subject to the foregoing, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates in the Grantee’s jurisdiction, in which case the Optionee will receive a refund of any over- withheld amount in cash and will have no entitlement to the equivalent in shares. If the obligation for Tax-Related Items is satisfied by withholding in Option Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Option Shares subject to the exercised Stock Option, notwithstanding that a number of the Option Shares are held back solely for the purpose of paying the Tax-Related Items. (c) Finally, the Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Option Shares or the proceeds of the sale of Option Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items. 8. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time. 9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter. 10. Nature of Grant. In accepting this Stock Option, the Optionee acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company and it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of this Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past; (c) all decisions with respect to future stock option or other grants, if any, will be at the sole discretion of the Company; (d) this Stock Option grant and the Optionee’s participation in the Plan shall not be interpreted as forming an employment contract with the Company; (e) the Optionee is voluntarily participating in the Plan; (f) this Stock Option and any Option Shares acquired under the Plan are not intended to replace any pension rights or compensation; (g) this Stock Option and any Option Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments; (h) the future value of this Option Shares underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty; (i) if the underlying Option Shares do not increase in value, this Stock Option will have no value;

(j) if the Optionee exercises this Stock Option and acquires Option Shares, the value of such Option Shares may increase or decrease in value, even below the Option Exercise Price; (k) no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option resulting from the termination of the Optionee’s employment relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and in consideration of the grant of this Stock Option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Employer, the Company or any of its Subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Employer, the Company and its Subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim; and (l) unless otherwise provided in the Plan or by the Company in its discretion, this Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have this Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock. 11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or the Optionee’s acquisition or sale of the underlying Option Shares. The Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 12. Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Stock Option grant materials by and among, as applicable, the Employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that the Employer, the Company and its Subsidiaries may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all stock options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Optionee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Optionee Stock Options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative. 13. Governing Law; Venue. This Stock Option grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the

Northern District of California, and no other courts, including the courts where this grant is made and/or to be performed. 14. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 15. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 16. Insider Trading Restrictions/Market Abuse Laws. The Optionee acknowledges that, depending on the Optionee’s country of residence, the Optionee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Optionee’s ability to acquire or sell Option Shares or rights to Option Shares (e.g., the Option) under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the Optionee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Optionee is advised to speak to his or her personal advisor on this matter. 17. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Stock Option and on any Option Shares purchased upon exercise of this Stock Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 18. Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Plan participant. 19. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. ZENDESK, INC. By: Title: The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable. Dated: Optionee’s Signature Optionee’s name and address: NON-QUALIFIED STOCK OPTION AGREEMENT FOR COMPANY EMPLOYEES UNDER THE ZENDESK, INC. 2014 STOCK OPTION AND INCENTIVE PLAN Name of Optionee:

No. of Option Shares: Option Exercise Price per Share: [FMV on Grant Date] Grant Date: Expiration Date: Pursuant to the Zendesk, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Zendesk, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. 1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains an employee of the Company or a Subsidiary on such dates: Incremental Number of Option Shares Exercisable Exercisability Date ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan. 2. Manner of Exercise. (a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased. Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection. The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above,

(ii) the satisfaction of any obligations for Tax-Related Items (as defined below) due in connection with the Option; (iii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iv) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously- owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to. (b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock. (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time. (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof. 3. Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below. (a) Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of [12] months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect. (b) Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of [12] months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. (c) Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or any Subsidiary; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or any Subsidiary. (d) Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees. 4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. 6. Responsibility for Taxes. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary which employs the Optionee (the “Employer”), the ultimate liability for all Federal, state and other income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Optionee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of Option Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. (a) Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company or its agent to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of Option Shares acquired upon exercise of the Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent); or (iii) withholding in Option Shares to be issued upon exercise of the Option a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due; or (iv) by any other method deemed by the Company to comply with applicable laws. (b) Depending on the withholding method and subject to the foregoing, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares. If the obligation for Tax-Related Items is satisfied by withholding in Option Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Option Shares subject to the exercised Stock Option, notwithstanding that a number of the Option Shares are held back solely for the purpose of paying the Tax-Related Items. (c) Finally, the Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Option Shares or the proceeds of the sale of Option Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items. 7. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time. 8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter. 9. Nature of Grant. In accepting this Stock Option, the Optionee acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company and it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of this Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past; (c) all decisions with respect to future stock option or other grants, if any, will be at the sole discretion of the Company;

(d) this Stock Option grant and the Optionee’s participation in the Plan shall not be interpreted as forming an employment contract with the Company; (e) the Optionee is voluntarily participating in the Plan; (f) this Stock Option and any Option Shares acquired under the Plan are not intended to replace any pension rights or compensation; (g) this Stock Option and any Option Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments; (h) the future value of this Option Shares underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty; (i) if the underlying Option Shares do not increase in value, this Stock Option will have no value; (j) if the Optionee exercises this Stock Option and acquires Option Shares, the value of such Option Shares may increase or decrease in value, even below the Option Exercise Price; (k) no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option resulting from the termination of the Optionee’s employment relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is employed or the terms of the Optionee’s employment agreement, if any), and in consideration of the grant of this Stock Option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Employer, the Company or any of its Subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Employer, the Company and its Subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim; and (l) unless otherwise provided in the Plan or by the Company in its discretion, this Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have this Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock. 10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or the Optionee’s acquisition or sale of the underlying Option Shares. The Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 11. Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Stock Option grant materials by and among, as applicable, the Employer, Company and any Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that the Employer, the Company and its Subsidiaries may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all stock options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Optionee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Optionee Stock Options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative. 12. Governing Law; Venue. This Stock Option grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including the courts where this grant is made and/or to be performed. 13. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 14. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 15. Insider Trading Restrictions/Market Abuse Laws. The Optionee acknowledges that, depending on the Optionee’s country of residence, the Optionee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Optionee’s ability to acquire or sell Option Shares or rights to Option Shares (e.g., the Option) under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the Optionee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Optionee is advised to speak to his or her personal advisor on this matter. 16. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Stock Option and on any Option Shares purchased upon exercise of this Stock Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 17. Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Plan participant. 18. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. ZENDESK, INC. By: Title: The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated: Optionee’s Signature Optionee’s name and address: NON-QUALIFIED STOCK OPTION AGREEMENT FOR NON-EMPLOYEE DIRECTORS UNDER THE ZENDESK, INC. 2014 STOCK OPTION AND INCENTIVE PLAN Name of Optionee: No. of Option Shares: Option Exercise Price per Share: $ [FMV on Grant Date] Grant Date: Expiration Date: [No more than 10 years] Pursuant to the Zendesk, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Zendesk, Inc. (the “Company”) hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.01 per share (the “Stock”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. 1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee remains in service as a member of the Board on such dates: Incremental Number of Option Shares Exercisable Exercisability Date ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan. 2. Manner of Exercise. (a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the

Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased. Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection. The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the satisfaction of any obligations for Tax-Related Items (as defined below) due in connection with the Option, (iii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iv) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously- owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to. (b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock. (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time. (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof. 3. Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below. (a) Termination Due to Death. If the Optionee’s service as a Director terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of [12] months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect. (b) Other Termination. If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Director, for a period of [six] months from the date the Optionee ceased to be a Director or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date the Optionee ceases to be a Director shall terminate immediately and be of no further force or effect. 4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. 6. No Obligation to Continue as a Director. Neither the Plan nor this Stock Option confers upon the Optionee any rights with respect to continuance as a Director. 7. Responsibility for Taxes. The Grantee acknowledges that, regardless of any action taken by the Company, the ultimate liability for all Federal, state and other income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount (if any) actually withheld by the Company. To the extent that the Company is required to withhold any Tax-Related Items, such withholding may be satisfied in accordance with the terms of the Plan. 8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter. 9. Nature of Grant. In accepting this Stock Option, the Optionee acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company and it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of this Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past; (c) all decisions with respect to future stock option or other grants, if any, will be at the sole discretion of the Company; (d) this Stock Option grant and the Optionee’s participation in the Plan shall not be interpreted as forming an employment or other service contract with the Company; (e) the Optionee is voluntarily participating in the Plan; (f) this Stock Option and any Option Shares acquired under the Plan are not intended to replace any pension rights or compensation; (g) this Stock Option and any Option Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments; (h) the future value of this Option Shares underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty; (i) if the underlying Option Shares do not increase in value, this Stock Option will have no value; (j) if the Optionee exercises this Stock Option and acquires Option Shares, the value of such Option Shares may increase or decrease in value, even below the Option Exercise Price; (k) no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option resulting from the termination of the Optionee’s employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee provides services or the terms of the Optionee’s employment or service agreement, if any), and in consideration of the grant of this Stock Option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company or any of its Subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Company and its Subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim; and (l) unless otherwise provided in the Plan or by the Company in its discretion, this Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have this Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock.

10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or the Optionee’s acquisition or sale of the underlying Option Shares. The Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 11. Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Stock Option grant materials by and among, as applicable, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that the Company and its Subsidiaries may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all stock options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Optionee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Optionee Stock Options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative. 12. Governing Law; Venue. This Stock Option grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including the courts where this grant is made and/or to be performed. 13. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 14. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 15. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Stock Option and on any Option Shares purchased upon exercise of this Stock Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 16. Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Plan participant.

17. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. ZENDESK, INC. By: Title: The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable. Dated: Optionee’s Signature Optionee’s name and address: NON-QUALIFIED STOCK OPTION AGREEMENT FOR NON-U.S. OPTIONEES UNDER THE ZENDESK, INC. 2014 STOCK OPTION AND INCENTIVE PLAN Name of Optionee: No. of Option Shares: Option Exercise Price per Share: $ [FMV on Grant Date] Grant Date: Expiration Date: Pursuant to the Zendesk, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Zendesk, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above. This Stock Option shall be governed by and subject to the terms and conditions of the Plan and this Non-Qualified Stock Option Agreement for Non-U.S. Optionees (the “Stock Option Agreement”), including any special terms and conditions for the Optionee’s country set forth in any appendix to this Stock Option Agreement (the “Appendix”) (together with the Stock Option Agreement, the “Agreement”). This Stock Option is not intended to be an “incentive stock option” under Section 422 of the U.S. Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee remains an employee or other service provider with the Company or a Subsidiary on such dates, as further described in Paragraph 3 of this Stock Option Agreement: Incremental Number of Option Shares Exercisable Exercisability Date ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions of the Agreement and of the Plan. 2. Manner of Exercise. (a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased. Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iii) if permitted by the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection. The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price in the Agreement for the Option Shares, as set forth above, (ii) the satisfaction of any obligations for Tax-Related Items (as defined in Paragraph 6 below) due in connection with the Option, (iii) the fulfillment of any other requirements contained in the Agreement or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. (b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements of the Agreement and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock. (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time. (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

3. Termination of Service Relationship. If the Optionee’s service relationship by the Company or its Subsidiaries is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below. For purposes of this Stock Option, the Optionee’s service relationship will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or any Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Optionee is providing services or the terms of the Optionee’s service agreement, if any). Unless otherwise determined by the Company, (i) the Optionee’s right to vest in this Stock Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is a service provider or the terms of the Optionee’s service agreement, if any); and (ii) the period (if any) during which the Optionee may exercise this Stock Option after such termination will commence on the date the Optionee ceases to actively provide services and will not be extended by any notice period mandated under labor laws in the jurisdiction where the Optionee is providing services. The Administrator shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of his or her Stock Option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence). (a) Termination Due to Death. If the Optionee’s service relationship terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee, for a period of [12] months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect. (b) Termination Due to Disability. If the Optionee’s service relationship terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of [12] months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. (c) Termination for Cause. If the Optionee’s service relationship terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or any Subsidiary; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or any Subsidiary. (d) Other Termination. If the Optionee’s service relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. The Administrator’s determination of the reason for termination of the Optionee’s service relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. 4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. 6. Responsibility for Taxes. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, any Subsidiary for which the Optionee renders services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. The Optionee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of Option Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (a) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Service Recipient; or (b) withholding from proceeds of the sale of Option Shares acquired upon exercise of the Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent); or (c) withholding in Option Shares to be issued upon exercise of the Option; or (d) by any other method deemed by the Company to comply with applicable laws. Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Optionee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares. If the obligation for Tax-Related Items is satisfied by withholding in Option Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Option Shares subject to the exercised Stock Option, notwithstanding that a number of the Option Shares are held back solely for the purpose of paying the Tax-Related Items. Finally, the Optionee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Option Shares or the proceeds of the sale of Option Shares if the Optionee fails to comply with his or her obligations in connection with the Tax- Related Items. 7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s service relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s ervice relationship at any time. 8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter. 9. Nature of Grant. In accepting this Stock Option, the Optionee acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company and it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of this Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past; (c) all decisions with respect to future stock option or other grants, if any, will be at the sole discretion of the Company; (d) this Stock Option grant and the Optionee’s participation in the Plan shall not be interpreted as forming a service contract with the Company; (e) the Optionee is voluntarily participating in the Plan; (f) this Stock Option and any Option Shares acquired under the Plan are not intended to replace any pension rights or compensation; (g) this Stock Option and any Option Shares acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments; (h) the future value of this Option Shares underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty; (i) if the underlying Option Shares do not increase in value, this Stock Option will have no value; (j) if the Optionee exercises this Stock Option and acquires Option Shares, the value of such Option Shares may increase or decrease in value, even below the Option Exercise Price; (k) no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option resulting from the termination of the Optionee’s service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is providing services or the terms of the Optionee’s service agreement, if any), and in consideration of the grant of this Stock Option to which the Optionee is otherwise not entitled, the Optionee irrevocably agrees never to institute any claim against the Company, the Service Recipient or any other Subsidiary, waives his or her ability, if any, to bring any such claim, and releases the Company, the Service Recipient and any other Subsidiary from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim; (l) unless otherwise provided in the Plan or by the Company in its discretion, this Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have this Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock; and (m) neither the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of this Stock Option or of any amounts due to the Optionee pursuant to the exercise of this Stock Option or the subsequent sale of any Option Shares acquired upon exercise. 10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or the Optionee’s acquisition or sale of the underlying Option Shares. The Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 11. Data Privacy. The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Stock Option grant materials by and among, as applicable, the Company, the Service Recipient and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that the Company, the Service Recipient and any other Subsidiary may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all stock options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Optionee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her service relationship with the Company, the Service Recipient or any other Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Optionee Stock Options or other equity awards or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative. 12. Governing Law; Venue. This Stock Option grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including the courts where this grant is made and/or to be performed. 13. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 14. Language. If the Optionee has received this Agreement, or any other document related to this Stock Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. 15. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 16. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 17. Appendix. Notwithstanding any provisions in this Stock Option Agreement, this Stock Option grant shall be subject to any special terms and conditions set forth in any Appendix to this Stock Option Agreement for the Optionee’s country. Moreover, if the Optionee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Stock Option Agreement. 18. Insider Trading Restrictions/Market Abuse Laws. The Optionee acknowledges that, depending on the Optionee’s country of residence, the Optionee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Optionee’s ability to acquire or sell Option Shares or rights to Option Shares (e.g. , the Option) under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the Optionee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Optionee is advised to speak to his or her personal advisor on this matter. 19. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Stock Option and on any Option Shares purchased upon exercise of this Stock Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 20. Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Plan participant. ZENDESK, INC. By: Title: The Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated: Optionee’s Signature Optionee’s name and address: APPENDIX TO THE STOCK OPTION AGREEMENT FOR NON-U.S. OPTIONEES Terms and Conditions This Appendix includes additional terms and conditions that govern this Stock Option if the Optionee works and/or resides in one of the countries listed below. If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing (or is considered as such for local law purposes), or the Optionee transfers employment to a different country after this Stock Option is granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Optionee. Notifications This Appendix also includes information regarding certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Optionee vests in or exercises this Stock Option or sells any Option Shares acquired at exercise. In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation. As a result, the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee is strongly advised to seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation. If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing (or is considered as such for local law purposes), or if the Optionee transfers employment to a different country after this Stock Option is granted, the notifications contained in this Appendix may not be applicable to the Optionee in the same manner. Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and the Stock Option Agreement. AUSTRALIA Terms and Conditions Exercisability Schedule. The following provision supplements Paragraph 1 of the Stock Option Agreement: The Optionee shall not be permitted to exercise this Stock Option when the Fair Market Value per Option Share is equal to or less than the Option Exercise Price. If all or a portion of this Stock Option vests when the Fair Market Value per Option Share is equal to or less than the Option Exercise Price, this Stock Option may only be exercised starting on the first U.S. business day following the day on which the Fair Market Value per Option Share exceeds the Option Exercise Price. If the first U.S. business day following the day on which the Fair Market Value per Option Share exceeds the Option Exercise Price falls in closed trading window (determined under applicable law or pursuant to the Company’s insider trading policy, if any), this Stock Option may be exercised only on the first U.S. business day following such closed trading window, provided the Fair Market Value per Option Share exceeds the Option Exercise Price on such day.

Expiration Date. Notwithstanding the Expiration Date set forth in the Stock Option Agreement, this Stock Option shall expire on the day immediately preceding the seventh (7th) anniversary of the Grant Date. Notifications Securities Law Information. If the Optionee acquires Option Shares under the Plan and offers the Option Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Optionee should consult with his or her personal legal advisor before making any such offer in Australia. BRAZIL Terms and Conditions Compliance with Law. The Optionee must comply with applicable Brazilian laws and is responsible for paying any and all applicable taxes associated with the exercise of this Stock Option, the receipt of any dividends, and the sale of Option Shares acquired under the Plan. Notifications Exchange Control Information. If the Optionee is resident or domiciled in Brazil, the Optionee will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights equals or exceeds US$100,000. Assets and rights that must be reported include any Option Shares acquired under the Plan. Foreign individuals holding Brazilian visas are considered Brazilian residents for purposes of this reporting requirement and must declare at least the assets held abroad that were acquired subsequent to the date of admittance as a resident of Brazil. FRANCE Terms and Conditions Language Consent. By accepting this Stock Option, the Optionee confirms having read and understood the documents relating to this Stock Option (the Plan and the Agreement) which were provided to the Optionee in English. The Optionee accepts the terms of those documents accordingly. Reconnaissance Relative à la Langue Utilisée. En acceptant le attribution, le Participant confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués au Participant en langue anglaise. Le Participant accepte les termes de ces documents en connaissance de cause. Notifications Foreign Asset/Account Reporting Information. If the Optionee maintains a foreign bank account, the Optionee is required to report such account to the French tax authorities on his or her annual tax return. GERMANY Notifications Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). In case of payments in connection with securities (including proceeds realized upon the sale of Option Shares or the receipt of any dividends), the report must be made by the 5th day of the month following the month in which the payment was received. Effective from September 2013, the report must be filed electronically. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. The Optionee is responsible for making this report. IRELAND Notifications Director Reporting Obligation. If the Optionee is a director, shadow director or secretary of a Subsidiary in Ireland, the Optionee must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., Stock Options, Option Shares), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the Optionee’s spouse or children under the age of 18 (whose interests will be attributed to the Optionee if the Optionee is a director, shadow director or secretary). JAPAN

Notifications Exchange Control Information. If the Optionee pays more than ¥30,000,000 for the purchase of Option Shares in any one transaction, the Optionee must file an ex post facto Payment Report with the Ministry of Finance (through the Bank of Japan or the bank carrying out the transaction). The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan. If the Optionee acquires Option Shares with a value in excess of ¥100,000,000 in a single transaction, the Optionee must also file an ex post facto Report Concerning Acquisition of Shares with the Ministry of Finance through the Bank of Japan within 20 days of acquiring the Option Shares. The forms to make these reports can be acquired at the Bank of Japan. A Payment Report is required independently of a Report Concerning Acquisition of Securities. Consequently, if the total amount that the Optionee pays on a one-time basis at exercise of this Stock Option exceeds ¥100,000,000, the Optionee must file both a Payment Report and a Report Concerning Acquisition of Securities. Foreign Asset/Account Reporting Information. The Optionee is required to report details of any assets held outside of Japan as of December 31, including Option Shares acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15 each year. The Optionee is responsible for complying with this reporting obligation and is advised to consult his or her personal tax advisor in this regard. PHILIPPINES Notifications Securities Law Information. The Optionee acknowledges that he or she is permitted to sell Option Shares acquired under the Plan through the designated Plan broker appointed by the Company (or such other broker to whom the Optionee transfers his or her Option Shares), provided that such sale takes place outside of the Philippines through the facilities of the [insert stock market on which shares will be listed] on which the Option Shares are listed. SINGAPORE Notifications Securities Law Information. The grant of the Stock Options is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Optionee should note that the Stock Options are subject to section 257 of the SFA and the Optionee will not be able to make (i) any subsequent sale of the Option Shares in Singapore or (ii) any offer of such subsequent sale of the Option Shares subject to the Stock Options in Singapore, unless such sale or offer in is made pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA. The Option Shares are currently traded on the [insert stock exchange on which shares will be listed], which is located outside of Singapore, under the ticker symbol “[insert]” and Option Shares acquired under the Plan may be sold through this exchange. Director Reporting Obligation. If the Optionee is a director, associate director or shadow director of a Singapore Subsidiary, he or she is subject to certain notification requirements under the Singapore Companies Act, regardless of whether he or she is a Singapore resident or employed in Singapore. Among these requirements is the obligation to notify the Singapore Subsidiary in writing when the Optionee receives or disposes of an interest (e.g., Stock Options, Option Shares) in the Company or a Subsidiary. These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any Subsidiary or within two business days of becoming a director, associate director or shadow director if such an interest exists at that time. UNITED KINGDOM Terms and Conditions Responsibility for Taxes. The following provisions supplement Paragraph 6 of the Stock Option Agreement: If payment or withholding of income tax is not made within ninety (90) days of the event giving rise to the Tax-Related Items or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by the Optionee to the Service Recipient, effective on the Due Date. The loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”) and it will be immediately due and repayable by the Optionee, and the Company or the Service Recipient may recover it at any time thereafter by any of the means referred to in Paragraph 6 of the Stock Option Agreement. Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the 1934 Act), the Optionee will not be eligible for such a loan to cover the unpaid income tax. In the event that the

Optionee is such a director or executive officer and the income tax is not collected from or paid by the Optionee by the Due Date, the amount of any uncollected taxes will constitute a benefit to the Optionee on which additional income tax and national insurance contributions (“NICs”) will be payable. The Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company or the Service Recipient, as applicable, any employee NICs due on this additional benefit, which the Company or the Service Recipient may recover from the Optionee by any of the means referred to in Paragraph 6 of the Stock Option Agreement. Joint Election. As a condition of the Optionee’s participation in the Plan and the exercise of the Stock Option, the Optionee shall accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with the Stock Option and any event giving rise to Tax-Related Items (the “Employer’s Liability”). Without prejudice to the foregoing, the Optionee shall enter into a joint election with the Company or the Service Recipient, the form of such joint election being formally approved by HMRC (the “Joint Election”), and any other required consent or elections, including any such other joint elections as may be required between the Optionee and any successor to the Company and/or the Service Recipient. The Company and/or the Service Recipient may collect the Employer’s Liability from the Optionee by any of the means set forth in Paragraph 6 of the Stock Option Agreement. RESTRICTED STOCK UNIT AWARD AGREEMENT FOR COMPANY EMPLOYEES UNDER THE ZENDESK, INC. 2014 STOCK OPTION AND INCENTIVE PLAN Name of Grantee: No. of Restricted Stock Units: Grant Date: Pursuant to the Zendesk, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Zendesk, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.01 per share (the “Stock”) of the Company. 1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement. 2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date. Incremental Number of Restricted Stock Units Vested Vesting Date ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3. Termination of Employment. If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. For purposes of the Award, the Grantee’s employment will be considered terminated as of the date the Grantee is no longer actively providing services to the Company or any Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any). Unless otherwise determined by the Company, the Grantee’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any). The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of his or her Award (including whether the Grantee may still be considered to be providing services while on a leave of absence). 4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. 5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 6. Responsibility for Taxes. The Grantee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary which employs the Grantee (the “Employer”), the ultimate liability for all Federal, state and other income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of any shares of Stock acquired under the Plan and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. (a) Prior to the relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations, if any, with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); or (iii) withholding from shares of Stock to be issued upon settlement of the Restricted Stock Units a number of shares with an aggregate Fair Market Value that would satisfy the required minimum withholding amount due; or (iv) by any other method deemed by the Company to comply with applicable laws. (b) Depending on the withholding method and subject to the foregoing, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares subject to the vested Restricted Stock Units, notwithstanding that a number of the shares are held back solely for the purpose of paying the Tax-Related Items. (c) Finally, the Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items. 7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. 8. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time. 9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter. 10. Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past; (c) all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company; (d) the Award and the Grantee’s participation in the Plan shall not be interpreted as forming an employment contract with the Company; (e) the Grantee is voluntarily participating in the Plan; (f) the Award and any shares of Stock acquired under the Plan are not intended to replace any pension rights or compensation; (g) the Award and any shares of Stock acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments; (h) the future value of the shares of Stock underlying the Award is unknown, indeterminable, and cannot be predicted with certainty; (i) no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s employment relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), and in consideration of the grant of the Restricted Stock Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Employer, the Company or any of its Subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Employer, the Company and its Subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim; and (j) unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock. 11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying shares of Stock. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 12. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Award grant materials by and among, as applicable, the Employer, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Employer, the Company and its Subsidiaries may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Grantee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Grantee Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative. 13. Governing Law; Venue. The Award and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including any courts where this grant is made and/or to be performed. 14. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 15. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 16. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 17. Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that, depending on the Grantee’s country of residence, the Grantee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Grantee’s ability to acquire or sell shares of Stock or rights to shares of Stock (e.g., Restricted Stock Units) under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the Grantee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

18. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Stock issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 19. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other Plan participant. ZENDESK, INC. By: Title: The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable. Dated: Grantee’s Signature Grantee’s name and address: RESTRICTED STOCK UNIT AWARD AGREEMENT FOR NON-EMPLOYEE DIRECTORS UNDER THE ZENDESK, INC. 2014 STOCK OPTION AND INCENTIVE PLAN Name of Grantee: No. of Restricted Stock Units: Grant Date: Pursuant to the Zendesk, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Zendesk, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.01 per share (the “Stock”) of the Company. 1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement. 2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains in service as a member of the Board on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date. Incremental Number of Restricted Stock Units Vested Vesting Date ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2. 3. Termination of Service. If the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. 4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. 5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 6. Responsibility for Taxes. The Grantee acknowledges that, regardless of any action taken by the Company, the ultimate liability for all Federal, state and other income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount (if any) actually withheld by the Company. To the extent that the Company is required to withhold upon settlement of this Award with respect to any Tax-Related Items, such withholding may be satisfied in accordance with the terms of the Plan. 7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. 8. No Obligation to Continue as a Director. Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a Director. 9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter. 10. Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c) all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company; (d) the Award and the Grantee’s participation in the Plan shall not be interpreted as forming an employment or other service contract with the Company; (e) the Grantee is voluntarily participating in the Plan; (f) the Award and any shares of Stock acquired under the Plan are not intended to replace any pension rights or compensation; (g) the Award and any shares of Stock acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments; (h) the future value of the shares of Stock underlying the Award is unknown, indeterminable, and cannot be predicted with certainty; (i) no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee provides services or the terms of the Grantee’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Company or any of its Subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Company and its Subsidiaries from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; and (j) unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock. 11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying shares of Stock. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 12. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Award grant materials by and among, as applicable, the Company and any Subsidiary for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Company and its Subsidiaries may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Grantee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Grantee Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative. 13. Governing Law; Venue. The Award and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including any courts where this grant is made and/or to be performed. 14. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 15. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 16. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 17. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Stock issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 18. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other Plan participant. ZENDESK, INC. By: Title: The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable. Dated: Grantee’s Signature Grantee’s name and address:

RESTRICTED STOCK UNIT AWARD AGREEMENT FOR NON-U.S. GRANTEES UNDER THE ZENDESK, INC. 2014 STOCK OPTION AND INCENTIVE PLAN Name of Grantee: No. of Restricted Stock Units: Grant Date: Pursuant to the Zendesk, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Zendesk, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.01 per share (the “Stock”) of the Company. The Award shall be governed by and subject to the terms of the Plan and this Restricted Stock Unit Award Agreement for Non-U.S. Grantees (the “Award Agreement”) including any special terms and conditions for the Grantee’s country set forth in any appendix to this Award Agreement (the “Appendix”) (together with the Award Agreement, the “Agreement”). 1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Award Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement. 2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Award Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee or other service provider with the Company or a Subsidiary on such Dates, as further described in Paragraph 3 of this Award Agreement. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date. Incremental Number of Restricted Stock Units Vested Vesting Date ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2. 3. Termination of Service Relationship. If the Grantee’s service relationship with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. For purposes of the Award, the Grantee’s service relationship will be considered terminated as of the date the Grantee is no longer actively providing services to the Company or any Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee’s service agreement, if any). Unless otherwise determined by the Company, the Grantee’s right to vest in the Restricted

Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under labor laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee’s service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of his or her Award (including whether the Grantee may still be considered to be providing services while on a leave of absence). 4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Award Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. 5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 6. Responsibility for Taxes. The Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Subsidiary for which the Grantee renders services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of any shares of Stock acquired under the Plan and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to the relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy their withholding obligations, if any, with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Service Recipient; or (2) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); or (3) withholding in shares of Stock to be issued upon settlement of the Restricted Stock Units; or (4) by any other method deemed by the Company to comply with applicable laws. Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares subject to the vested Restricted Stock Units, notwithstanding that a number of the shares are held back solely for the purpose of paying the Tax-Related Items. Finally, the Grantee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items. 7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. 8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s service relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee’s service relationship at any time. 9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter. 10. Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that: (i) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (ii) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past; (iii) all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company; (iv) the Award and the Grantee’s participation in the Plan shall not be interpreted as forming a service contract with the Company; (v) the Grantee is voluntarily participating in the Plan; (vi) the Award and any shares of Stock acquired under the Plan are not intended to replace any pension rights or compensation; (vii) the Award and any shares of Stock acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments; (viii) the future value of the shares of Stock underlying the Award is unknown, indeterminable, and cannot be predicted with certainty; (ix) no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee’s service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Company, the Service Recipient or any other Subsidiary, waives his or her ability, if any, to bring any such claim, and releases, the Company, the Service Recipient and any other Subsidiary from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; (x) unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock; and (xi) neither, the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Award or of any amounts due to the Grantee pursuant to settlement of the Award or the subsequent sale of any shares of Stock acquired upon settlement. 11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying shares of Stock. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 12. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Award grant materials by and among, as applicable, the Company, the Service Recipient and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan.

The Grantee understands that the Company, the Service Recipient and any other Subsidiary may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Grantee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her service relationship with the Company, the Service Recipient or any other Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Grantee Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative. 13. Governing Law; Venue. The Award and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including any courts where this grant is made and/or to be performed. 14. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 15. Language. If the Grantee has received this Agreement, or any other document related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. 16. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 17. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 18. Appendix. Notwithstanding any provisions in this Award Agreement, the Award shall be subject to any special terms and conditions set forth in any Appendix to this Award Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Award Agreement. 19. Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that, depending on the Grantee’s country of residence, the Grantee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Grantee’s ability to acquire or sell shares of Stock or rights to shares of Stock (e.g., Restricted Stock Units) under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the Grantee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter. 20. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Stock issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 21. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other Plan participant. ZENDESK, INC. By: Title: The Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable. Dated: Grantee’s Signature Grantee’s name and address: APPENDIX TO THE RESTRICTED STOCK UNIT AWARD AGREEMENT FOR NON-U.S. GRANTEES Terms and Conditions This Appendix includes additional terms and conditions that govern the Award if the Grantee works and/or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or the Grantee transfers employment to a different country after the Award is granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Grantee. Notifications This Appendix also includes information regarding certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of December 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Grantee vests in the Restricted Stock Units or sells any shares of Stock issued at settlement of the Award.

In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation. As a result, the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is strongly advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s individual situation. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing (or is considered as such for local law purposes), or if the Grantee transfers employment to a different country after the Award is granted, the notifications contained in this Appendix may not be applicable to the Grantee in the same manner. Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and the Award Agreement. AUSTRALIA Notifications Securities Law Information. If the Grantee acquires shares of Stock under the Plan and offers the shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Grantee should consult with his or her personal legal advisor before making any such offer in Australia. BRAZIL Terms and Conditions Compliance with Law. The Grantee must comply with applicable Brazilian laws and is responsible for paying any and all applicable taxes associated with the settlement of the Award, the receipt of any dividends, and the sale of shares of Stock acquired under the Plan. Notifications Exchange Control Information. If the Grantee is a resident or is domiciled in Brazil, he or she will be required to submit an annual declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights equals or exceeds US$100,000. Assets and rights that must be reported include any shares of Stock acquired under the Plan. Foreign individuals holding Brazilian visas are considered Brazilian residents for purposes of this reporting requirement and must declare at least the assets held abroad that were acquired subsequent to the date of admittance as a resident of Brazil. DENMARK Notifications Securities/Tax Reporting Information. The Grantee may hold shares of Stock acquired under the Plan in a safety-deposit account (e.g., a brokerage account) with either a Danish bank or with an approved foreign broker or bank. If the shares of Stock are held with a foreign broker or bank, the Grantee is required to inform the Danish Tax Administration about the safety-deposit account. For this purpose, the Grantee must file a Form V (Erklaering V) with the Danish Tax Administration. Both the Grantee and the broker or bank must sign the Form V. By signing the Form V, the broker or bank undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the shares of Stock in the safety-deposit account. In the event that the applicable broker or bank with which the account is held does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, the Grantee will be solely responsible for providing certain details regarding the foreign brokerage or bank account and any shares of Stock acquired in connection with the Plan and held in such account to the Danish Tax Administration as part of the Grantee’s annual income tax return. By signing the Form V, the Grantee authorizes the Danish Tax Administration to examine the account. A sample of the Declaration V can be found at the following website: www.skat.dk/getFile.aspx?Id=47392. In addition, if the Grantee opens a brokerage account (or a deposit account with a U.S. bank), the brokerage account (or bank account, as applicable) will be treated as a deposit account because cash can be held in the account. Therefore, the Grantee must also file a Form K (Erklaering K) with the Danish Tax Administration. Both the Grantee and the broker must sign the Form K. By signing the Form K, the broker or bank, as applicable, undertakes an obligation, without further request each year, to forward information to the Danish Tax Administration concerning the content of the deposit account. In the event that the applicable financial institution (broker or bank) with which the account is held does not wish to, or, pursuant to the laws of the country in question, is not allowed to assume such obligation to report, the Grantee will be solely responsible for providing certain details regarding the foreign brokerage or bank account to the Danish Tax Administration as part of the Grantee’s annual income tax return. By signing the Form K, the Grantee authorizes the Danish Tax Administration to examine the account. A sample of Declaration K can be found at the following website: www.skat.dk/getFile.aspx?Id=42409&newwindow=true.

FRANCE Term and Conditions Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to this grant (the Plan and the Agreement) which were provided to the Grantee in English. The Grantee accepts the terms of those documents accordingly. Reconnaissance Relative à la Langue Utilisée. En acceptant le attribution, le Bénéficiaire confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués au Bénéficiaire en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause. Notifications Foreign Asset/Account Reporting Information. If the Grantee maintains a foreign bank account, the Grantee is required to report such account to the French tax authorities on his or her annual tax return. GERMANY Notifications Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank ( Bundesbank ). In case of payments in connection with securities (including proceeds realized upon the sale of shares of Stock or the receipt of dividends), the report must be made by the 5th day of the month following the month in which the payment was received. Effective from September 2013, the report must be filed electronically. The form of report (“ Allgemeine Meldeportal Statistik “) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. The Grantee is responsible for making this report. IRELAND Notifications Director Reporting Obligation. If the Grantee is a director, shadow director or secretary of a Subsidiary in Ireland, the Grantee must notify the Irish Subsidiary in writing within five business days of receiving or disposing of an interest in the Company (e.g., Restricted Stock Units, shares of Stock), or within five business days of becoming aware of the event giving rise to the notification requirement or within five days of becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the Grantee’s spouse or children under the age of 18 (whose interests will be attributed to the Grantee if the Grantee is a director, shadow director or secretary). JAPAN Notifications Foreign Asset/Account Reporting Information. The Grantee is required to report details of any assets held outside of Japan as of December 31, including shares of Stock acquired under the Plan, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15 each year. The Grantee is responsible for complying with this reporting obligation and is advised to consult with his or her personal tax advisor in this regard. PHILIPPINES Notifications Securities Law Information. The Grantee acknowledges that he or she is permitted to sell shares of Stock acquired under the Plan through the designated Plan broker appointed by the Company (or such other broker to whom the Grantee transfers his or her shares of Stock), provided that such sale takes place outside of the Philippines through the facilities of the [insert stock market on which shares will be listed] on which the shares are listed. SINGAPORE Notifications Securities Law Information. The grant of the Restricted Stock Units is being made pursuant to the “Qualifying Person” exemption” under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. The Grantee should note that the Restricted Stock Units are subject to section 257 of the SFA and the Grantee will not be able to make (i) any subsequent sale of the shares of Stock in

Singapore or (ii) any offer of such subsequent sale of the shares of Stock subject to the Restricted Stock Units in Singapore, unless such sale or offer in is made pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA. The shares of Stock are currently traded on the [insert stock exchange on which shares will be listed], which is located outside of Singapore, under the ticker symbol “[insert]” and shares of Stock acquired under the Plan may be sold through this exchange. Director Reporting Obligation. If the Grantee is a director, associate director or shadow director of a Singapore Subsidiary, he or she is subject to certain notification requirements under the Singapore Companies Act, regardless of whether he or she is a Singapore resident or employed in Singapore. Among these requirements is the obligation to notify the Singapore Subsidiary in writing when the Grantee receives or disposes of an interest (e.g., Restricted Stock Units, shares of Stock) in the Company or a Subsidiary. These notifications must be made within two business days of acquiring or disposing of any interest in the Company or any Subsidiary or within two business days of becoming a director, associate director or shadow director if such an interest exists at that time. UNITED KINGDOM Terms and Conditions Responsibility for Taxes. The following provisions supplement Paragraph 6 of the Award Agreement: If payment or withholding of income tax is not made within ninety (90) days of the event giving rise to the Tax-Related Items or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax will constitute a loan owed by the Grantee to the Service Recipient, effective on the Due Date. The loan will bear interest at the then-current official rate of Her Majesty’s Revenue and Customs (“HMRC”) and it will be immediately due and repayable by the Grantee, and the Company or the Service Recipient may recover it at any time thereafter by any of the means referred to in Paragraph 6 of the Award Agreement. Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the 1934 Act), the Grantee will not be eligible for such a loan to cover the unpaid income tax. In the event that the Grantee is such a director or executive officer and the income tax is not collected from or paid by the Grantee by the Due Date, the amount of any uncollected taxes will constitute a benefit to the Grantee on which additional income tax and national insurance contributions (“NICs”) will be payable. The Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company or the Service Recipient, as applicable, any employee NICs due on this additional benefit, which the Company or the Service Recipient may recover from the Grantee by any of the means referred to in Paragraph 6 of the Award Agreement. Joint Election. As a condition of the Grantee’s participation in the Plan and vesting of the Restricted Stock Units, the Grantee shall accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with the Award and any event giving rise to Tax-Related Items (the “Employer’s Liability”). Without prejudice to the foregoing, the Grantee shall enter into a joint election with the Company or the Service Recipient, the form of such joint election being formally approved by HMRC (the “Joint Election”), and any other required consent or elections, including any such other joint elections as may be required between the Grantee and any successor to the Company and/or the Service Recipient. The Company and/or the Service Recipient may collect the Employer’s Liability from the Grantee by any of the means set forth in Paragraph 6 of the Award Agreement. RESTRICTED STOCK AWARD AGREEMENT UNDER THE ZENDESK, INC. 2014 STOCK OPTION AND INCENTIVE PLAN Name of Grantee: No. of Shares: Grant Date: Pursuant to the Zendesk, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Zendesk, Inc. (the “Company”) hereby grants a Restricted Stock Award (an “Award”) to the Grantee named above. Upon acceptance of this Award, the Grantee shall receive the number of shares of Common Stock, par value $0.01 per share (the “Stock”) of the Company specified above, subject to the restrictions and conditions set forth herein and in the Plan. The Company acknowledges the receipt from the Grantee of consideration with respect to the par value of the Stock in the form of cash, past or future services rendered to the Company by the Grantee or such other form of consideration as is acceptable to the Administrator. 1. Award. The shares of Restricted Stock awarded hereunder shall be issued and held by the Company’s transfer agent in book entry form, and the Grantee’s name shall be entered as the stockholder of record on the books of the Company. Thereupon, the Grantee shall have all the rights of a stockholder with respect to such shares, including voting and dividend rights, subject, however, to the restrictions and conditions specified in Paragraph 2 below. The Grantee shall (i) sign and deliver to the Company a copy of this Award Agreement and (ii) deliver to the Company a stock power endorsed in blank. 2. Restrictions and Conditions. (a) Any book entries for the shares of Restricted Stock granted herein shall bear an appropriate legend, as determined by the Administrator in its sole discretion, to the effect that such shares are subject to restrictions as set forth herein and in the Plan. (b) Shares of Restricted Stock granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting. (c) If the Grantee’s employment with the Company and its Subsidiaries is voluntarily or involuntarily terminated for any reason (including death) prior to vesting of shares of Restricted Stock granted herein, all shares of Restricted Stock shall immediately and automatically be forfeited and returned to the Company. 3. Vesting of Restricted Stock. The restrictions and conditions in Paragraph 2 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 2 shall lapse only with respect to the number of shares of Restricted Stock specified as vested on such date. Incremental Number of Shares Vested Vesting Date ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ ____________ ( %) ____________ Subsequent to such Vesting Date or Dates, the shares of Stock on which all restrictions and conditions have lapsed shall no longer be deemed Restricted Stock. The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 3. 4. Dividends. Dividends on shares of Restricted Stock shall be paid currently to the Grantee. 5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 6. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. 7. Responsibility for Taxes. The Grantee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary which employs the Grantee (the “Employer”), the ultimate liability for all Federal, state and other income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant or vesting of the Restricted Stock, the subsequent sale of any shares of Stock acquired under the Plan and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock to reduce or eliminate the Grantee’s liability for

Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. (a) Prior to the relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations, if any, with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company and/or the Employer; or (ii) withholding from proceeds of the sale of shares of Stock that are no longer subject to restrictions either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); or (iii) by any other method deemed by the Company to comply with applicable laws. (b) Depending on the withholding method and subject to the foregoing, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares. (c) Finally, the Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to remove the restrictions on the shares of Stock if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items. (d) Election Under Section 83(b). The Grantee and the Company hereby agree that the Grantee may, within 30 days following the Grant Date of this Award, file with the Internal Revenue Service and the Company an election under Section 83(b) of the Internal Revenue Code. In the event the Grantee makes such an election, he or she agrees to provide a copy of the election to the Company. The Grantee acknowledges that he or she is responsible for obtaining the advice of his or her tax advisors with regard to the Section 83(b) election and that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with regard to such election. 8. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time. 9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter. 10. Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of the Restricted Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock, or benefits in lieu of restricted stock, even if restricted stock has been granted in the past; (c) all decisions with respect to future restricted stock or other grants, if any, will be at the sole discretion of the Company; (d) the Award and the Grantee’s participation in the Plan shall not be interpreted as forming an employment or other service contract with the Company; (e) the Grantee is voluntarily participating in the Plan; (f) the Award and any shares of Stock acquired under the Plan are not intended to replace any pension rights or compensation; (g) the Award and any shares of Stock acquired under the Plan, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar payments; (h) the future value of the shares of Stock underlying the Award is unknown, indeterminable, and cannot be predicted with certainty; (i) no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee provides services or the terms of the Grantee’s employment or service agreement, if any), and in consideration of the grant of the Restricted Stock to which the Grantee is otherwise not entitled, the Grantee irrevocably agrees never to institute any claim against the Company or any of its Subsidiaries, waives his or her ability, if any, to bring any such claim, and releases the Company and any Subsidiary from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Grantee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; and (j) unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock. 11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying shares of Stock. The Grantee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 12. Data Privacy. The Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Award grant materials by and among, as applicable, the Employer, the Company and any of its Subsidiaries for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Employer, the Company and its Subsidiaries may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Grantee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing consent is that the Company would not be able to grant the Grantee Restricted Stock or other equity awards or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative. 13. Governing Law; Venue. The Award and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including any courts where this grant is made and/or to be performed. 14. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 15. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 16. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 17. Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that, depending on the Grantee’s country of residence, the Grantee may be subject to insider trading restrictions and/or market abuse laws, which may affect the Grantee’s ability to acquire or sell shares of Stock under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the Grantee’s country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter. 18. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Stock issued pursuant to this Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 19. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other Plan participant. ZENDESK, INC. By: Title: The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable. Dated: Grantee’s Signature Grantee’s name and address:

18

GLOBAL NON-QUALIFIED STOCK OPTION AGREEMENT  UNDER THE ZENDESK, INC.  2014 STOCK OPTION AND INCENTIVE PLAN  Name of Optionee: No. of Option Shares: Option Exercise Price per Share: US$ [FMV on Grant Date] Grant Date: Expiration Date: Pursuant to the Zendesk, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Zendesk, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value US$0.01 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above. This Stock Option shall be governed by and subject to the terms and conditions of the Plan and this Global Non-Qualified Stock Option Agreement (the “Stock Option Agreement”), including any additional terms and conditions for the Optionee’s country set forth in any appendix to this Stock Option Agreement (the “Appendix”) (together with the Stock Option Agreement, the “Agreement”). This Stock Option is not intended to be an “incentive stock option” under Section 422 of the U.S. Internal Revenue Code of 1986, as amended. 1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee remains an employee or other service provider with the Company or a Subsidiary on such dates, as further described in Paragraph 3 of this Stock Option Agreement. For the avoidance of doubt, if the Optionee is employed or otherwise rendering services for a period prior to an Exercisability Date, but has terminated employment and other service before the Exercisability Date, the Optionee will not be entitled to any pro-rata exercisability of Stock Options. Incremental Number of Option Shares Exercisable Exercisability Date _____________ (___%) ____________ _____________ (___%) ____________

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions of the Agreement and of the Plan. 2. Manner of Exercise. (a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased. Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iii) if permitted by the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection. The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price in the Agreement for the Option Shares, as set forth above, (ii) the satisfaction of any obligations for Tax-Related Items (as defined in Paragraph 6 below) due in connection with the Option, (iii) the fulfillment of any other requirements contained in the Agreement or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. (b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements of the Agreement and of the Plan. The determination of the Administrator as to such compliance shall be final and 2 _____________ (___%) ____________ _____________ (___%) ____________ _____________ (___%) ____________

binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock. (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time. (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof. 3. Termination of Service Relationship. If the Optionee’s service relationship by the Company or its Subsidiaries is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below. For purposes of this Stock Option, the Optionee’s service relationship will be considered terminated as of the date the Optionee is no longer actively providing services to the Company or any Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Optionee is providing services or the terms of the Optionee’s service agreement, if any). Unless otherwise determined by the Company, (i) the Optionee’s right to vest in this Stock Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Optionee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Optionee is a service provider or the terms of the Optionee’s service agreement, if any); and (ii) the period (if any) during which the Optionee may exercise this Stock Option after such termination will commence on the date the Optionee ceases to actively provide services and will not be extended by any notice period mandated under labor laws in the jurisdiction where the Optionee is providing services. The Administrator shall have the exclusive discretion to determine when the Optionee is no longer actively providing services for purposes of his or her Stock Option grant (including whether the Optionee may still be considered to be providing services while on a leave of absence). (a) Termination Due to Death. If the Optionee’s service relationship terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee, for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect. (b) Termination Due to Disability. If the Optionee’s service relationship terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by the Optionee for a period of 12 months from the 3 date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. (c) Termination for Cause. If the Optionee’s service relationship terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company or any Subsidiary; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company or any Subsidiary. (d) Other Termination. If the Optionee’s service relationship terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. The Administrator’s determination of the reason for termination of the Optionee’s service relationship shall be conclusive and binding on the Optionee and his or her representatives or legatees. 4. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. 6. Responsibility for Taxes. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, any Subsidiary for which the Optionee renders services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other taxrelated items related to the Optionee’s participation in the Plan and legally applicable or deemed applicable to the Optionee (“Tax-Related Items”) is and remains the Optionee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. The Optionee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of 4 this Stock Option, including, but not limited to, the grant, vesting or exercise of this Stock Option, the subsequent sale of Option Shares acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of this Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction, the Optionee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, the Optionee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (a) withholding from the Optionee’s wages or other cash compensation payable to the Optionee by the Company and/or the Service Recipient; or (b) withholding from proceeds of the sale of Option Shares acquired upon exercise of the Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent); or (c) withholding in Option Shares to be issued upon exercise of the Option; or (d) any other method deemed by the Company to comply with applicable laws. Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates in the Optionee’s jurisdiction(s). In the event of over-withholding, the Optionee may receive a refund of any over-withheld amount in cash through the Service Recipient's regular payroll processes or brokerage account (with no entitlement to the equivalent in Stock) or, if not refunded, the Optionee may seek a refund from the local tax authorities. In the event of under-withholding, the Optionee may be required to pay additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient. If the obligation for Tax-Related Items is satisfied by withholding in Option Shares, for tax purposes, the Optionee is deemed to have been issued the full number of Option Shares subject to the exercised Stock Option, notwithstanding that a number of the Option Shares are held back solely for the purpose of paying the Tax-Related Items. Finally, the Optionee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Option Shares or 5 the proceeds of the sale of Option Shares if the Optionee fails to comply with his or her obligations in connection with the Tax-Related Items. 7. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee’s service relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s service relationship at any time. 8. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter. 9. Nature of Grant. In accepting this Stock Option, the Optionee acknowledges, understands and agrees that: (a) the Plan is established voluntarily by the Company, is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the grant of this Stock Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options have been granted in the past; (c) all decisions with respect to future stock option or other grants, if any, will be at the sole discretion of the Company; (d) this Stock Option grant and the Optionee’s participation in the Plan shall not be interpreted as forming a service contract with the Company; (e) the Optionee is voluntarily participating in the Plan; (f) this Stock Option and any Option Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation; (g) this Stock Option and any Option Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation or salary for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar mandatory payments; (h) unless otherwise agreed with the Company, this Stock Option and any Option Shares acquired under the Plan, and the income from and value of same, are not granted as consideration for, or in connection with, the service the Optionee may provide as a director of the Service Recipient or any other Subsidiary or affiliate; (i) the future value of this Option Shares underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty; 6

(j) if the underlying Option Shares do not increase in value, this Stock Option will have no value; (k) if the Optionee exercises this Stock Option and acquires Option Shares, the value of such Option Shares may increase or decrease in value, even below the Option Exercise Price; (l) no claim or entitlement to compensation or damages shall arise from forfeiture of this Stock Option resulting from the termination of the Optionee’s service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Optionee is providing services or the terms of the Optionee’s service agreement, if any); (m) unless otherwise provided in the Plan or by the Company in its discretion, this Stock Option and the benefits evidenced by this Agreement do not create any entitlement to have this Stock Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock; and (n) the following provisions apply only if the Optionee is providing services outside the United States: (i) the Stock Option and the Option Shares subject to the Stock Option are not part of normal or expected compensation or salary for any purpose; and (ii) neither the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the United States Dollar that may affect the value of this Stock Option or of any amounts due to the Optionee pursuant to the exercise of this Stock Option or the subsequent sale of any Option Shares acquired upon exercise. 10. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan, or the Optionee’s acquisition or sale of the underlying Option Shares. The Optionee should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 11. Data Privacy. Unless the Optionee is subject to the data privacy provisions contained in the Appendix attached hereto, the Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s personal data as described in this Agreement and any other Stock Option grant materials by and among, as applicable, the Company, the Service Recipient and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that the Company, the Service Recipient and any other Subsidiary may hold certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, e-mail address, date of 7 birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all stock options or any other entitlement to shares of Stock or equivalent benefits awarded, canceled, exercised, purchased, vested, unvested or outstanding in the Optionee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Optionee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country. The Optionee understands that, if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Optionee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Optionee may elect to deposit any Option Shares received upon exercise of the Stock Options. The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan. The Optionee understands that, if he or she resides outside the United States, he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Optionee understands that he or she is providing the consents herein on a purely voluntary basis. If the Optionee does not consent, or if the Optionee later seeks to revoke his or her consent, his or her service relationship with the Company, the Service Recipient or any other Subsidiary will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant the Stock Options or other equity awards or administer to the Optionee or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing his or her consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative. 12. Governing Law; Venue. This Stock Option grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including the courts where this grant is made and/or to be performed. 8

13. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 14. Language. The Optionee acknowledges that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Optionee to understand the terms and conditions of this Agreement. If the Optionee has received this Agreement, or any other document related to this Stock Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. 15. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 16. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 17. Appendix. Notwithstanding any provisions in this Agreement, this Stock Option grant shall be subject to any additional terms and conditions set forth in any Appendix to this Agreement for the Optionee’s country. Moreover, if the Optionee relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement. 18. Insider Trading Restrictions/Market Abuse Laws. The Optionee acknowledges that the Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including but not limited to the United States, the Optionee’s country and any stock plan service provider’s country, which may affect the Optionee’s ability to, directly or indirectly, acquire or sell, or attempt to sell or otherwise dispose of Option Shares, rights to Option Shares (e.g., the Option) or rights linked to the value of Option Shares during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee placed before he or she possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis), and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Optionee should consult with his or her personal advisor on this matter. 9

19. Foreign Asset/Account Reporting Requirements. The Optionee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect the Optionee’s ability to acquire or hold Option Shares or cash received from participating in the Plan (including the proceeds of any dividends paid on Option Shares) in a brokerage or bank account outside the Optionee’s country. The Optionee may be required to report such accounts, assets or related transactions to the tax or other authorities in his or her country. The Optionee also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to the Optionee’s country within a certain time after receipt. The Optionee acknowledges that it is his or her responsibility to comply with such regulations, and the Optionee should consult with his or her personal advisor on this matter. 20. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on this Stock Option and on any Option Shares purchased upon exercise of this Stock Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 21. Clawback Policy. In accepting this Award, the Optionee acknowledges, understands, and agrees that this Stock Option, as well as all other Awards previously granted to the Optionee, whether vested or exercised (as applicable), shall be subject to the terms and conditions of the Company’s clawback policy, as in effect from time to time. 22. Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other Plan participant. 10

ZENDESK, INC. By: Title: The Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable. Dated: Optionee’s Signature Optionee’s name and address: 11

APPENDIX TO THE GLOBAL STOCK OPTION AGREEMENT  Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and the Stock Option Agreement. Terms and Conditions This Appendix includes additional terms and conditions that govern this Stock Option if the Optionee works and/or resides in one of the countries listed below. If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing, is considered a resident of another country for local law purposes or if the Optionee transfers employment and/or residency to a different country after this Stock Option is granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Optionee. Notifications This Appendix also includes information regarding certain other issues of which the Optionee should be aware with respect to the Optionee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Optionee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Optionee vests in or exercises this Stock Option or sells any Option Shares acquired at exercise. In addition, the information contained herein is general in nature and may not apply to the Optionee’s particular situation. As a result, the Company is not in a position to assure the Optionee of any particular result. Accordingly, the Optionee is strongly advised to seek appropriate professional advice as to how the relevant laws in the Optionee’s country may apply to the Optionee’s individual situation. If the Optionee is a citizen or resident of a country other than the one in which the Optionee is currently working and/or residing, is considered a resident of another country for local law purposes or if the Optionee transfers employment and/or residency to a different country after this Stock Option is granted, the notifications contained in this Appendix may not be applicable to the Optionee in the same manner. 12

EUROPEAN UNION/EUROPEAN ECONOMIC AREA/UNITED KINGDOM Terms and Conditions Data Privacy Notification. This section replaces Paragraph 11 of the Stock Option Agreement: (a) The Optionee is hereby notified of the collection, use and transfer outside of the European Union, European Economic Area or the United Kingdom as described in this Agreement, in electronic or other form, of his or her Personal Data (defined below) by and among, as applicable, the Company, the Service Recipient and its other Subsidiaries for the exclusive and legitimate purpose of implementing, administering and managing my participation in the Plan. As such, by accepting the Stock Options, the Optionee acknowledges the collection, use, processing and transfer of Personal Data as described herein. The legal basis, where required, for the data processing is the Company’s legitimate business interest. (b) The Company and the Service Recipient hold certain personally identifiable information about the Optionee, specifically, his or her name, home address, email address and telephone number, date of birth, social security number, passport number or other employee identification number, salary, nationality, job title, any common shares or directorships held in the Company, details of all Stock Options or any other entitlement to common shares awarded, canceled, purchased, vested, unvested or outstanding in the Optionee’s favor, for the purpose of managing and administering the Plan (“ Personal Data”). The Personal Data may be provided by the Optionee or collected, where lawful, from third parties. The Company or the Service Recipient each act as controllers of the Personal Data and will process the Personal Data in this context for the exclusive legitimate purpose of implementing, administering and managing the Optionee’s participation in the Plan and meeting related legal obligations associated with these actions. (c) The processing will take place through electronic and non-electronic means according to logics and procedures correlated to the purposes for which the Personal Data was collected and with confidentiality and security provisions as set forth by applicable laws and regulations. Personal Data will be accessible within the Company’s organization only by those persons requiring access for purposes of the implementation, administration and operation of the Plan and other aspects of the employment relationship and for the Optionee’s participation in the Plan. (d) The Company and the Employer will transfer Personal Data amongst themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan, and the Company will further transfer Personal Data to Charles Schwab Stock Plan Services which is assisting the Company with the administration of the Plan. The Company may further transfer Personal Data to other third parties that the Company may engage to assist with the administration of the Plan from time to time. These recipients may be located in the European Economic Area, the United Kingdom or elsewhere throughout the world, such as the United States. (e) By accepting the Stock Options, the Optionee understands that these recipients may receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Personal Data as may be 13 required for the administration of the Plan and/or the subsequent holding of Option Shares on the Optionee’s behalf to a broker or other third party with whom the Optionee may elect to deposit any shares acquired pursuant to the Plan. The Optionee further understands that he or she may request a list with the names and addresses of any potential recipients of the Optionee’s Personal Data by contacting his or her local human resources manager or the Company’s human resources department. When transferring Personal Data to these potential recipients, the Company and the Service Recipient provide appropriate safeguards in accordance with EU Standard Contractual Clauses or other legally binding and permissible arrangements. The Optionee may request a copy of such safeguards from the Optionee’s local human resources manager or the Company’s human resources department. (f) To the extent provided by law, the Optionee may, at any time, have the right to request: access to Personal Data, rectification of Personal Data, erasure of Personal Data, restriction of processing of Personal Data, and portability of Personal Data. The Optionee may also have the right to object, on grounds related to a particular situation, to the processing of Personal Data, as well as opt-out of the Plan herein, in any case without cost, by contacting in writing the Optionee’s human resources manager. The Optionee’s provision of Personal Data is a contractual requirement. The Optionee understands, however, that the only consequence of refusing to provide Personal Data is that the Company may not be able to grant other equity awards or administer or maintain such awards. For more information on the consequences of the Optionee’s refusal to provide Personal Data, he or she understands that he or she may contact his or her local human resources manager or the Company’s human resources department. When the Company and the Service Recipient no longer need to use Personal Data for the purposes above or do not need to retain it for compliance with any legal or regulatory purpose, each will take reasonable steps to remove Personal Data from their systems and/or records containing the Personal Data and/or take steps to properly anonymize it so that the Optionee can no longer be identified from it. AUSTRALIA Notifications Securities Law Information. If the Optionee acquires Option Shares under the Plan and offers the Option Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Optionee should consult with his or her personal legal advisor before making any such offer in Australia. Exchange Control Information. Exchange control reporting is required for inbound cash transactions exceeding A$10,000 and inbound international fund transfers of any value, which do not involve an Australian bank. Tax Deferral. This Option is intended to qualify for deferred taxation treatment. 14

BRAZIL Terms and Conditions Nature of Grant. The following provisions supplement Paragraph 9 of the Stock Option Agreement. By accepting and/or exercising this Stock Option, the Optionee acknowledges, understands and agrees that (i) the Optionee is making an investment decision, (ii) the Optionee will be entitled to exercise this Stock Option, and receive Option Shares pursuant to this Stock Option, only if the vesting conditions are met and any necessary services are rendered by the Optionee between the Grant Date and the vesting date(s), and (iii) the value of the underlying Option Shares is not fixed and may increase or decrease without compensation to the Optionee. Compliance with Law. By accepting this Stock Option, the Optionee acknowledges, understands and agrees to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the exercise of this Stock Option, the receipt of any dividends, and the sale of Option Shares acquired under the Plan. Notifications   Exchange Control Information. If the Optionee is resident or domiciled in Brazil, the Optionee will be required to submit an annual declaration of assets and rights held outside of Brazil, including any Option Shares acquired under the Plan, to the Central Bank of Brazil if the aggregate value of such assets and rights equals or exceeds US$1,000,000 (as of January 1, 2021). Quarterly reporting is required if such amount exceeds US$100,000,000. Foreign individuals holding Brazilian visas are considered Brazilian residents for purposes of this reporting requirement and must declare at least the assets held abroad that were acquired subsequent to the date of admittance as a resident of Brazil. CANADA Terms and Conditions Manner of Exercise. The following provision supplements Paragraph 2 of the Stock Option Agreement: The Optionee is prohibited from paying the purchase price for the Option Shares by using a "net exercise" arrangement pursuant to Paragraph 2(a)(iii) of the Stock Option Agreement. The Company reserves the right to permit this method of payment depending upon the development of local law. Responsibility for Taxes: The following provision supplements Paragraph 6 of the Stock Option Agreement: Notwithstanding the provisions in Paragraph 6 of the Stock Option Agreement, the Company and/or the Service Recipient, or their respective agents, will not satisfy their withholding 15 obligations, if any, with regard to all Tax-Related Items by withholding in Option Shares to be issued upon exercise of the Option. Termination of Service Relationship. The following provision replaces the first paragraph of Paragraph 3 of the Stock Option Agreement: If the Optionee's service relationship by the Company or its Subsidiaries is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below. For purposes of this Stock Option, the Optionee’s service relationship will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Optionee is rendering services or the terms of the Optionee's service agreement, if any) as of the date that is the earliest of (1) the date the Optionee’s service relationship is terminated, (2) the date the Optionee receives notice of termination from the Service Recipient, or (3) the date the Optionee is no longer actively providing service to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under applicable law (including, but not limited to statutory law, regulatory law and/or common law). The Administrator shall have the exclusive discretion to determine when the Optionee is no longer actively employed or providing services for purposes of this Stock Option (including whether the Optionee may still be considered to be providing services while on a leave of absence). Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, the Optionee's right to vest in or exercise the Stock Option, if any, will terminate effective upon the expiration of the minimum statutory notice period, but the Optionee will not earn or be entitled to pro-rated vesting if the vesting or exercise date falls after the end of the statutory notice period, nor will the Optionee be entitled to any compensation for lost vesting or exercisability. The following provisions will apply if the Optionee is a resident of Quebec: French Language Provision. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Les parties reconnaissent avoir exigé la rédaction en anglais de la Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention. Data Privacy. The following provision supplements Paragraph 11 of the Stock Option Agreement: The Optionee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel involved in the administration and operation of the Plan. The Optionee further authorizes the Company, the Service Recipient and any of their respective affiliates and the administrator of the Plan to disclose and discuss the Plan with their advisors. The Optionee further authorizes the Company, the Service Recipient and any of their respective affiliates to record such information and to keep such information in the Optionee’s employee file. 16

Notifications Securities Law Information. The Optionee will not be permitted to sell or otherwise dispose of the Option Shares acquired upon exercise of this Stock Option within Canada. The Optionee will only be permitted to sell or dispose of any Option Shares if such sale or disposal takes place outside of Canada through the facilities of the New York Stock Exchange on which the Option Shares are listed or through such other exchange on which the Option Shares may be listed in the future. DENMARK Terms and Conditions Stock Option Act. By accepting this Stock Option, the Optionee acknowledges that he or she received an Employer Statement (attached immediately below), translated into Danish, which is being provided to comply with the Danish Stock Option Act (the “Act”), to the extent that the Act applies to the Stock Option. The Act has been amended effective January 1, 2019, and the Optionee acknowledges that any Stock Option grants made on or after January 1, 2019 is subject to the rules of the amended Act. Accordingly, the Optionee agrees that the treatment of the Stock Option upon the termination of the Optionee’s Service Relationship is governed solely by Paragraph 3 of the Award Agreement and any corresponding provisions in the Plan. The relevant termination provisions are also detailed in the Employer Statement. Please be aware that as set forth in Section 1 of the Act, the Act only applies to “employees” as that term is defined in Section 2 of the Act. If the Optionee is a member of the registered management of a Subsidiary in Denmark or otherwise does not satisfy the definition of employee, the Optionee will not be subject to the Act and the Employer Statement will not apply to him or her. 17

EMPLOYER STATEMENT Pursuant to Section 3(1) of the Danish Act on Stock Options in employment relations (the "Stock Option Act"), you are entitled to receive the following information regarding Zendesk, Inc.’s (the "Company’s") stock option program in a separate written statement. This statement contains only the information required to be mentioned under the Act while the other terms and conditions of your stock option grant are described in detail in the 2014 Stock Option and Incentive Plan (the “Plan”) and the Global Non-Qualified Stock Option Agreement (the “Agreement”), which have been given to you. 1. Date of grant of unfunded right to receive stock upon satisfying certain conditions The grant date of your stock options is the date that the Board of Directors of the Company (the “Board”) or a committee thereof (the “Committee”) approved a grant for you and determined it would be effective. 2. Terms or conditions for grant of a right to future award of stock The grant of stock options will be at the sole discretion of the Board or the appropriate Committee. Employees of the Company and its subsidiaries are eligible to participate in the Plan. The Company may decide, in its sole discretion, not to make any grants of stock options to you in the future. Under the terms of the Plan and the Agreement, you have no entitlement or claim to receive future stock options or other equity awards. 3. Vesting Date or Period Generally, your stock options will vest over the course of a period of time, as provided in the Agreement. Your vested stock options are exercisable any time after vesting and before the option is terminated or expires, which is stated in the Agreement. 4. Exercise Price During the exercise period, the stock options can be exercised to purchase shares of the Company’s common stock at a price determined by the Committee and set forth in the Agreement. 5. Your rights upon termination of employment If your service relationship with the Company and its subsidiaries is terminated, the period within which to exercise the stock option may be subject to earlier termination as set forth below. (a) Termination Due to Death. If your service relationship terminates by reason of your death, any portion of the stock option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by your legal representative or legatee, for a period of 12 months from the date of death or until the Expiration Date (as defined 18 in the Agreement), if earlier. Any portion of this stock option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect. (b) Termination Due to Disability. If your service relationship terminates by reason of your disability (as determined by the Administrator (as defined in the Plan)), any portion of the stock option outstanding on such date, to the extent exercisable on the date of such termination, may thereafter be exercised by you for a period of 12 months from the date of termination or until the Expiration Date, if earlier. Any portion of the stock option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. (c) Termination for Cause. If your service relationship terminates for Cause (as defined in the Agreement), any portion of the stock option outstanding on such date shall terminate immediately and be of no further force or effect. (d) Other Termination. If your service relationship terminates for any reason other than your death, your disability or Cause, and unless otherwise determined by the Administrator, any portion of the stock option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of the stock option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. The Administrator’s determination of the reason for termination of your service relationship shall be conclusive and binding on you and your representatives or legatees. 6. Financial aspects of participating in the Plan The grant of stock options has no immediate financial consequences for you. The value of the stock options is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary. Shares of stock are financial instruments and investing in stocks will always have financial risk. The future value of Company shares is unknown and cannot be predicted with certainty. Zendesk, Inc. 19

ARBEJDSGIVERERKLÆRING I henhold til § 3, stk. 1, i lov om brug af køberet eller tegningsret m.v. i ansættelsesforhold ("Aktieoptionsloven") er du berettiget til i en særskilt skriftlig erklæring at modtage følgende oplysninger om Zendesk, Inc.'s ("Selskabets") aktieoptionsordning. Denne erklæring indeholder kun de oplysninger, der er nævnt i Aktieoptionsloven, mens de øvrige vilkår og betingelser for din tildeling af aktieoptioner er nærmere beskrevet i "2014 Stock Option and Incentive Plan" ("Ordningen") og i "Global Non-Qualified Stock Option Agreement" ("Aftalen"), som du har fået udleveret. 1. Tidspunkt for tildeling af den vederlagsfri ret til at modtage aktier mod opfyldelse af visse betingelser Tidspunktet for tildelingen af aktieoptioner er den dato, hvor Selskabets Bestyrelse ("Bestyrelsen") eller et bestyrelsesudvalg ("Udvalget") har godkendt tildelingen til dig og fastslået, at den er gyldig. 2. Vilkår og betingelser for tildeling af retten til senere at modtage aktier Tildelingen af aktieoptioner sker efter Bestyrelsens eller det relevante Udvalgs eget skøn. Ordningen kan benyttes af medarbejdere i Selskabet og dets datterselskaber. Selskabet kan frit vælge fremover ikke at tildele din nogen aktieoptioner. I henhold til Ordningens og Aftalens bestemmelser har du ikke nogen ret til eller krav på fremover at modtage aktieoptioner eller andre aktietildelinger. 3. Modningstidspunkt eller -periode Aktieoptionerne modnes som udgangspunkt over en bestemt periode som anført i Aftalen. Modnede aktieoptioner kan udnyttes på et hvilket som helst tidspunkt efter modningstidspunktet, men inden de bortfalder eller udløber som angivet i Aftalen. 4. Udnyttelseskurs I udnyttelsesperioden kan aktieoptionerne udnyttes til køb af ordinære aktier i Selskabet til en af Udvalget fastsat kurs, der fremgår af Aftalen. 5. Din retsstilling i forbindelse med fratræden Hvis dit ansættelsesforhold i Selskabet og dets datterselskaber ophører, kan fristen for at udnytte aktieoptionerne fremrykkes som anført nedenfor. (a) Ophør som følge af dødsfald. Hvis dit ansættelsesforhold ophører, fordi du afgår ved døden, kan den del af aktieoptionen, der endnu ikke er udnyttet på dødsdatoen - i det omfang den kan udnyttes på dette tidspunkt - herefter udnyttes af din stedfortræder eller arving, i en periode på 12 måneder efter dødsdatoen eller i perioden indtil Udløbsdatoen (som defineret i Aftalen), afhængig af hvilken periode, der først udløber. Såfremt en del af 20 aktieoptionen endnu ikke kan udnyttes på dødsdatoen, bortfalder denne del øjeblikkeligt og vil ikke længere være gyldig. (b) Ophør som følge af udarbejdsdygtighed. Hvis dit ansættelsesforhold ophører, fordi du bliver uarbejdsdygtig (efter Administratorens vurdering (som defineret i Ordningen)), kan den del af aktieoptionen, der endnu ikke er udnyttet på dette tidspunkt - i det omfang den kan udnyttes på ophørsdatoen - herefter udnyttes af dig i en periode på 12 måneder efter ophørsdatoen eller i perioden indtil Udløbsdatoen, afhængig af hvilken periode, der først udløber. Såfremt en del af aktieoptionen endnu ikke kan udnyttes på ophørsdatoen, bortfalder denne del øjeblikkeligt og vil ikke længere være gyldig. (c) Ophør grundet Cause. Hvis dit ansættelsesforhold ophører grundet Cause (som defineret i Aftalen), bortfalder den del af aktieoptionen, der endnu ikke er udnyttet på ophørsdatoen, øjeblikkeligt og vil ikke længere være gyldig. (d) Ophør af andre årsager. Hvis dit ansættelsesforhold ophører af andre årsager end din død, din uarbejdsdygtighed eller Cause, og Administratorens ikke beslutter andet, kan den del af aktieoptionen, der endnu ikke er udnyttet på dette tidspunkt, udnyttes - i det omfang den kan udnyttes på ophørsdatoen - i en periode på tre måneder efter ophørsdatoen eller i perioden indtil Udløbsdatoen, afhængig af hvilken periode, der først udløber. Såfremt en del af aktieoptionen endnu ikke kan udnyttes på ophørsdatoen, bortfalder denne del øjeblikkeligt og vil ikke længere være gyldig. Administratorens beslutning om årsagen til ansættelsesforholdets ophør er endelig og bindende for dig og dine stedfortrædere eller arvinger. 6. Økonomiske aspekter ved deltagelse i Ordningen Tildelingen af aktieoptioner har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af aktieoptionerne indgår ikke i beregningen af feriepenge, pensionsbidrag eller øvrige lovbestemte, vederlagsafhængige ydelser. Aktier er finansielle instrumenter, og investering i aktier vil altid være forbundet med en økonomisk risiko. Den fremtidige værdi af Selskabets aktier kendes ikke og kan ikke forudsiges med sikkerhed. Zendesk, Inc. 21

FRANCE Terms and Conditions Language Consent. By accepting this Stock Option, the Optionee confirms having read and understood the documents relating to this Stock Option (the Plan and the Agreement) which were provided to the Optionee in English. The Optionee accepts the terms of those documents accordingly. Reconnaissance Relative à la Langue Utilisée. En acceptant le attribution, le Participant confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués au Participant en langue anglaise. Le Participant accepte les termes de ces documents en connaissance de cause. Notifications Stock Option Not Tax-Qualified. The Stock Option is not intended to be French tax-qualified. GERMANY Notifications Exchange Control Information. Cross-border payments in excess of €12,500 must be reported electronically to the German Federal Bank (Bundesbank) on a monthly basis. In case of payments in connection with securities (including proceeds realized upon the sale of Option Shares or the receipt of any dividends), the report must be made by the 5th day of the month following the month in which the payment was received. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. The Optionee is responsible for making this report, if applicable. INDIA Terms and Conditions Manner of Exercise. Notwithstanding anything to the contrary in the Plan or the Agreement, due to legal restrictions in India, the Optionee will not be permitted to pay the purchase price by a “sell-to-cover” exercise (i.e., whereby the Optionee delivers to the Company a properly executed exercise notice together with irrevocable instructions to a broker to sell Option Shares sufficient to cover the purchase price of Option Shares subject to the exercised Stock Option and any Tax-Related Items). The Company reserves the right to permit this manner of exercise depending on the development of local law. Notifications Exchange Control Information. Indian residents are required to repatriate any cash dividends paid on Option Shares and any proceeds from the sale of such Option Shares to India within such period of time as may be required under applicable regulations. Upon repatriation, Indian 22 residents should obtain a foreign inward remittance certificate (“FIRC”) from the bank where they deposit the foreign currency and should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation. IRELAND Notifications Director Reporting Obligation. If the Optionee is a director, shadow director or secretary of a Subsidiary in Ireland, and his or her interests in the Company (e.g., Stock Options, Option Shares) represent more than 1% of the Company’s voting share capital, the Optionee must notify the Irish Subsidiary if he or she becomes aware of the event giving rise to the notification requirement or if the Optionee becomes a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the Optionee’s spouse or children under the age of 18 (whose interests will be attributed to the Optionee if the Optionee is a director, shadow director or secretary). ITALY Terms and Conditions Manner of Exercise. The following provision supplements Paragraph 2 of the Stock Option Agreement: Due to local regulatory requirements, the Optionee understands that he or she may pay the purchase price only by the method set forth in Paragraph 2(a)(ii) of the Stock Option Agreement. Depending upon the development of laws and the Optionee’s status as a resident of a country other than Italy, the Company reserves the right, in its sole discretion, to permit other manners of exercise permitted under the Plan. Plan Document Acknowledgment. In accepting the Stock Options, the Optionee acknowledges that he or she has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement in their entirety and fully understands and accepts all provisions of the Plan and the Agreement. The Optionee further acknowledges that he or she has read and specifically and expressly approves the following paragraphs of the Stock Option Agreement: Paragraph 1: Exercisability Schedule, Paragraph 2: Manner of Exercise; Paragraph 3: Termination of Service Relationship; Paragraph 6: Responsibility for Taxes; Paragraph 7: No Obligation to Continue Service Relationship; Paragraph 9: Nature of Grant; Paragraph 12: Governing Law; Venue; Paragraph 13: Electronic Delivery and Acceptance; Paragraph 14: Language; Paragraph 20: Imposition of Other Requirements; the Data Privacy provision contained in this Appendix and Manner of Exercise provisions above. 23

JAPAN Notifications Exchange Control Information. If the Optionee pays more than ¥30,000,000 for the purchase of Option Shares in any one transaction, the Optionee must file an ex post facto Payment Report with the Ministry of Finance (through the Bank of Japan or the bank carrying out the transaction). The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan. If the Optionee acquires Option Shares with a value in excess of ¥100,000,000 in a single transaction, the Optionee must also file an ex post facto Report Concerning Acquisition of Shares with the Ministry of Finance through the Bank of Japan within 20 days of acquiring the Option Shares. The forms to make these reports can be acquired at the Bank of Japan. A Payment Report is required independently of a Report Concerning Acquisition of Securities. Consequently, if the total amount that the Optionee pays on a one-time basis at exercise of this Stock Option exceeds ¥100,000,000, the Optionee must file both a Payment Report and a Report Concerning Acquisition of Securities. MEXICO Terms and Conditions Acknowledgement of the Stock Option Agreement. By accepting this Stock Option, the Optionee acknowledges that he or she has received a copy of the Plan and the Stock Option Agreement, including this Appendix, which he or she has reviewed. The Optionee further acknowledges that he or she accepts all the provisions of the Plan and the Stock Option Agreement, including this Appendix. The Optionee also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in the “Nature of Grant” section of the Stock Option Agreement, which clearly provides as follows: (1) The Optionee’s participation in the Plan does not constitute an acquired right; (2) The Plan and the Optionee’s participation in it are offered by the Company on a wholly discretionary basis; (3) The Optionee’s participation in the Plan is voluntary; and (4) The Company and any of its Subsidiaries or affiliates are not responsible for any decrease in the value of any Option Shares acquired under the Plan. Labor Law Acknowledgement and Policy Statement. By accepting this Stock Option, the Optionee acknowledges that the Company, with registered offices at 1019 Market Street, San Francisco, California 94103, U.S.A., is solely responsible for the administration of the Plan. The Optionee further acknowledges that his or her participation in the Plan, the grant of Stock Options and any acquisition of Option Shares under the Plan do not constitute an employment relationship between the Optionee and the Company because the Optionee is participating in the Plan on a wholly commercial basis and his or her sole employer is Zendesk, S. de R.L. de C.V. 24

(“Zendesk-Mexico”), located at Avenida Presidente Masarik 111 piso 1, Colonia: Polanco V Sección, Delegación: Miguel Hidalgo, Ciudad de México, CP.11560. Based on the foregoing, the Optionee expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between the Optionee and the employer, Zendesk-Mexico, and do not form part of the employment conditions and/or benefits provided by Zendesk-Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Optionee’s employment. The Optionee further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue the Optionee’s participation in the Plan at any time, without any liability to the Optionee. Finally, the Optionee hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, and its Subsidiaries, affiliates, branches, representation offices, stockholders, officers, agents or legal representatives, with respect to any claim that may arise. Spanish Translation Reconocimiento del Acuerdo de la Opción. Al aceptar la Opción, el Beneficiario reconoce que ha recibido y revisado una copia del Plan y del Acuerdo de la Opción, incluyendo este Apéndice. Además, el Beneficiario reconoce que acepta todas las disposiciones del Plan y del Acuerdo de la Opción, incluyendo este Apéndice. El Beneficiario también reconoce que ha leído y aprobado de forma expresa los términos y condiciones establecidos en la sección “Nature of Grant” del Acuerdo de la Opción, que claramente establece lo siguiente: (1) La participación del Beneficiario en el Plan no constituye un derecho adquirido; (2) El Plan y la participación del Beneficiario en lo mismo es ofrecido por la Compañía de manera completamente discrecional; (3) La participación del Beneficiario en el Plan es voluntaria; y (4) La Compañía y sus Subsidiarias o afiliadas no son responsables por ninguna disminución en el valor de las Acciones adquiridas en virtud del Plan. Reconocimiento del Derecho Laboral y Declaración de la Política. Al aceptar la Opción, el Beneficiario reconoce que la Compañía, con domicilio social en 1019 Market Street, San Francisco, California 94103, EE.UU., es la única responsable por la administración del Plan. Además, el Beneficiario reconoce que su participación en el Plan, la concesión de las Opciones y cualquier adquisición de Acciones en virtud del Plan no constituyen una relación laboral entre el Beneficiario y la Compañía, en virtud de que el Beneficiario está participando en el Plan sobre una base totalmente comercial y de que su único patrón es Zendesk, S. de R.L. de C.V. (“Zendesk-Mexico”), ubicado en Avenida Presidente Masarik 111 piso 1, Colonia: Polanco V Sección, Delegación: Miguel Hidalgo, Ciudad de México, CP.11560. Por lo anterior, el 25

Beneficiario expresamente reconoce que el Plan y los beneficios que puedan derivarse de su participación no establecen ningún derecho entre el Beneficiario y el patrón, Zendesk-Mexico, y que no forman parte de las condiciones de trabajo y/o beneficios otorgados por Zendesk-Mexico, y cualquier modificación al Plan o la terminación del mismo no constituirá un cambio o modificación de los términos y condiciones del empleo del Beneficiario. Además, el Beneficiario comprende que su participación en el Plan es el resultado de una decisión discrecional y unilateral de la Compañía, por lo que la misma se reserva el derecho absoluto de modificar y/o suspender la participación del Beneficiario en el Plan en cualquier momento, sin responsabilidad alguna para el Beneficiario. Finalmente, el Beneficiario manifiesta que no se reserva acción o derecho alguno que origine una demanda en contra de la Compañía, por cualquier indemnización o daño relacionado con las disposiciones del Plan o de los beneficios otorgados en el mismo, y en consecuencia el Beneficiario libera de la manera más amplia y total de responsabilidad a la Compañía y sus Subsidiarias, afiliadas, sucursales, oficinas de representación, sus accionistas, funcionarios, agentes o representantes legales con respecto a cualquier demanda que pudiera surgir. Notifications Securities Law Information. The Stock Option, Option Shares and shares of Stock offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Agreement and any other document relating to the Stock Option may not be publicly distributed in Mexico. These materials are addressed to the Optionee only because of the Optionee’s existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present service providers of Zendesk-Mexico made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred. NETHERLANDS There are no country-specific provisions. NEW ZEALAND Notifications Securities Law Information. The Optionee is being offered Stock Options which, if vested and exercised, will entitle the Optionee to acquire Option Shares in accordance with the terms of the Stock Option Agreement and the Plan. The Option Shares, if issued, will give the Optionee a stake in the ownership of the Company. The Optionee may receive a return if dividends are paid. 26

If the Company runs into financial difficulties and is wound up, the Optionee will be paid only after all creditors have been paid. The Optionee may lose some or all of the Optionee’s investment, if any. New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, the Optionee may not be given all the information usually required. The Optionee will also have fewer other legal protections for this investment. The Optionee should ask questions, read all documents carefully, and seek independent financial advice before committing. The Option Shares are quoted on the New York Stock Exchange. This means that if the Optionee acquires Option Shares under the Plan, the Optionee may be able to sell the Option Shares on the New York Stock Exchange if there are interested buyers. The Optionee may get less than the Optionee invested. The price will depend on the demand for the Option Shares. For information on risk factors impacting the Company’s business that may affect the value of the Option Shares, the Optionee should refer to the risk factors discussion on the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov, as well as on the Company’s “Investor Relations” website at https://investor.zendesk.com/ir-home/default.aspx. PHILIPPINES Terms and Conditions Responsibility for Taxes. The following provisions supplement Paragraph 6 of the Stock Option Agreement: The Optionee is hereby advised that the Company and/or the Service Recipient, or their respective agents, will satisfy their withholding obligations, if any, with regard to all Tax-Related Items by withholding from proceeds of the sale of Option Shares acquired upon exercise of the Stock Option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Optionee’s behalf pursuant to this authorization without further consent). Notwithstanding the foregoing, the Company and the Service Recipient reserve the right to withhold applicable Tax-Related Items by any of the other methods set forth in Paragraph 6 of the Stock Option Agreement. Notifications Securities Law Information. The grant of this Stock Option is being made pursuant to an exemption from registration under Section 10.2 of the Philippines Securities Regulation Code that has been approved by the Philippines Securities and Exchange Commission. The risks of participating in the Plan include (without limitation) the risk of fluctuation in the price of the Stock on the New York Stock Exchange and the risk of currency fluctuations 27 between the U.S. Dollar and the Optionee's local currency. The value of any Option Shares the Optionee may acquire under the Plan may decrease below the value of the Option Shares at exercise and fluctuations in foreign exchange rates between the Optionee's local currency and the U.S. Dollar may affect the value any amounts due to the Optionee pursuant to the subsequent sale of any Option Shares acquired upon exercise. The Company is not making any representations, projections or assurances about the value of the Option Shares now or in the future. For further information on risk factors impacting the Company's business that may affect the value of the Option Shares, the Optionee may refer to the risk factors discussion in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov/, as well as on the Company's website at http://www.zendesk.com/ir-home/default.aspx. In addition, the Optionee may receive, free of charge, a copy of the Company's Annual Report, Quarterly Reports or any other reports, proxy statements or communications distributed to the Company's stockholders by contacting Investor Relations at Zendesk, Inc. 1019 Market Street, San Francisco, California 94103, U.S. The Optionee acknowledges that he or she is permitted to sell Option Shares acquired under the Plan through the designated Plan broker appointed by the Company (or such other broker to whom the Optionee transfers his or her Option Shares), provided that such sale takes place outside of the Philippines through the facilities of the New York Stock Exchange on which the Option Shares are listed. POLAND Notifications Exchange Control Information. If the Optionee holds foreign securities (including Option Shares) and maintain accounts abroad, he or she may be required to file certain reports with the National Bank of Poland. Specifically, if the value of securities and cash held in such foreign accounts exceeds PLN 7 million, the Optionee must file reports on the transactions and balances of the accounts on a quarterly basis. Further, any fund transfers in excess of €15,000 (or PLN 15,000 if such transfer of funds is connected with business activity of an entrepreneur) into or out of Poland must be effected through a bank in Poland. Polish residents are required to store all documents related to foreign exchange transactions for a period of five years. SINGAPORE Terms and Conditions Sale of Option Shares. The Option Shares subject to this Stock Option may not be offered for sale in Singapore prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Singapore Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”). 28

Notifications Securities Law Information. The grant of this Stock Option is being made pursuant to the “Qualifying Person” exemption under Section 273(1)(f) of the SFA and is not made with a view to this Stock Option or underlying Option Shares being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore. Director Reporting Obligation. If the Optionee is a director, associate director or shadow director of a Singapore Subsidiary, regardless of whether the Optionee is a Singapore resident or employed in Singapore, he or she must notify the Singapore Subsidiary in writing within two business days of: (i) receiving or disposing of an interest (e.g., Options, Option Shares) in the Company (ii) any change in a previously disclosed interest (e.g., Options, Option Shares) or (iii) becoming a director, associate director or shadow director, if such an interest exists at the time. SPAIN Terms and Conditions Nature of Grant. This provision supplements Paragraph 9 of the Stock Option Agreement: In accepting this Stock Option, the Optionee consents to participate in the Plan and acknowledges that he or she has received a copy of the Plan. The Optionee understands that the Company has unilaterally, gratuitously and discretionally decided to grant Stock Options under the Plan to individuals who may be employees of the Company or a Subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any Subsidiary. Consequently, the Optionee understands that this Stock Option is granted on the assumption and condition that this Stock Option and any Option Shares acquired upon exercise of this Stock Option are not part of any employment contract (either with the Company or any Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Optionee understands that this Stock Option would not be granted to the Optionee but for the assumptions and conditions referred to herein; thus, the Optionee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then the grant of this Stock Option shall be null and void. This Stock Option is a conditional right to Option Shares and will be forfeited in the case of the Optionee’s termination of employment. This will be the case even if (1) the Optionee is considered to be unfairly dismissed without good cause; (2) the Optionee is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) the Optionee terminates employment due to a change of work location, duties or any other employment or contractual condition; (4) the Optionee terminates employment due to unilateral breach of contract of the Company or any of its Subsidiaries; or (5) the Optionee’s employment terminates for any other reason whatsoever. Consequently, upon termination of the Optionee’s employment for any of the reasons set forth above, the Optionee will automatically lose any rights to the unvested Stock Options granted to him or her as of the date of the Optionee’s termination of employment, as described in the Plan and the Stock Option Agreement. 29

Notifications Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the Stock Options. The Agreement has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus. Exchange Control Information. The Optionee must declare the acquisition and sale of Option Shares to the Dirección General de Comercio y Inversiones (the “DGCI”) for statistical purposes. Because the Optionee will not purchase or sell the Option Shares through the use of a Spanish financial institution, the Optionee must make the declaration himself or herself by filing a D-6 form with the DGCI. Generally, the D-6 form must be filed each January while the Option Shares are owned as of December 31 of each year; however, if the value of the Option Shares or the sale proceeds exceed €1,502,530, a declaration must be filed within one month of the acquisition or sale, as applicable. THAILAND Notifications Exchange Control Information. If the Optionee uses cash to exercise his or her Stock Option, the Optionee may remit funds up to US$1,000,000 per year for the purchase of Shares upon application in an official form to a commercial bank in Thailand. If the Optionee uses a cashless method of exercise, no application will be required. Thai residents realizing cash proceeds in excess of US$1,000,000 in a single transaction from the sale of Option Shares or dividends paid on such Option Shares must immediately repatriate all cash proceeds to Thailand and convert such proceeds to Thai Baht within 360 days of repatriation or deposit the funds in an authorized foreign exchange account in Thailand. The inward remittance must also be reported to the Bank of Thailand on a foreign exchange transaction form. Failure to comply with these obligations may result in penalties assessed by the Bank of Thailand. The Optionee should consult with his or her personal advisor prior to taking any action with respect to the remittance of proceeds into Thailand. The Optionee is responsible for ensuring compliance with all exchange control laws in Thailand. UNITED KINGDOM Terms and Conditions Responsibility for Taxes. The following provisions supplement Paragraph 6 of the Stock Option Agreement: Without limitation to Paragraph 6 of the Stock Option Agreement, the Optionee agrees that the Optionee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or, if different, the Service Recipient or by Her Majesty’s Revenue & Customs (“HRMC”) (or any other tax authority or any other relevant authority). The Optionee also agrees to indemnify and keep indemnified the Company and, if different, the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Optionee’s behalf. 30

Notwithstanding the foregoing, if the Optionee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply in case the indemnification could be viewed as a loan.. In this case, any income tax not collected from or paid by the Optionee within ninety (90) days of the end of the United Kingdom tax year in which the event giving rise to the Tax-Related Items occurs may constitute a benefit to the Optionee on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Optionee understands that the Optionee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Service Recipient (as appropriate) the amount of any employee NICs due on this additional benefit, which may also be recovered from the Optionee by any of the means referred to in Paragraph 6 of the Stock Option Agreement. Joint Election. As a condition of the Optionee’s participation in the Plan and the exercise of the Stock Option, the Optionee shall accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with the Stock Option and any event giving rise to Tax-Related Items (the “Employer NICs”). Without prejudice to the foregoing, the Optionee shall enter into a joint election with the Company or the Service Recipient, the form of such joint election being formally approved by HMRC (the “Joint Election”), and any other required consent or elections, including any such other joint elections as may be required between the Optionee and any successor to the Company and/or the Service Recipient. The Company and/or the Service Recipient may collect the Employer NICs from the Optionee by any of the means set forth in Paragraph 6 of the Stock Option Agreement. 31

GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT  UNDER THE ZENDESK, INC.  2014 STOCK OPTION AND INCENTIVE PLAN  Name of Grantee: No. of Restricted Stock Units: Grant Date: Pursuant to the Zendesk, Inc. 2014 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Zendesk, Inc. (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.01 per share (the “Stock”) of the Company. The Award shall be governed by and subject to the terms of the Plan and this Global Restricted Stock Unit Award Agreement (the “Award Agreement”) including any additional terms and conditions for the Grantee’s country set forth in any appendix to this Award Agreement (the “Appendix”) (together with the Award Agreement, the “Agreement”). 1. Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Award Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement. 2. Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Award Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee or other service provider with the Company or a Subsidiary on such Dates, as further described in Paragraph 3 of this Award Agreement. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date. For the avoidance of doubt, if the Grantee is employed or otherwise rendering services for a period prior to a Vesting Date, but has terminated employment and other service before the Vesting Date, the Grantee will not be entitled to any pro-rata vesting of Restricted Stock Units. Incremental Number of Restricted Stock Units Vested Vesting Date _____________ (___%) _______________ _____________ (___%) _______________ _____________ (___%) _______________ _____________ (___%) _______________

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2. 3. Termination of Service Relationship. If the Grantee’s service relationship with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units. For purposes of the Award, the Grantee’s service relationship will be considered terminated as of the date the Grantee is no longer actively providing services to the Company or any Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee’s service agreement, if any). Unless otherwise determined by the Company, the Grantee’s right to vest in the Restricted Stock Units under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under labor laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee’s service agreement, if any). The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of his or her Award (including whether the Grantee may still be considered to be providing services while on a leave of absence). 4. Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Award Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares. 5. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 6. Responsibility for Taxes. The Grantee acknowledges that, regardless of any action taken by the Company or, if different, any Subsidiary for which the Grantee renders services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other taxrelated items related to the Grantee’s participation in the Plan and legally applicable or deemed applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of 2 the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of any shares of Stock acquired under the Plan and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to the relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy their withholding obligations, if any, with regard to all Tax-Related Items by one or a combination of the following: (1) withholding from the Grantee’s wages or other cash compensation payable to the Grantee by the Company and/or the Service Recipient; or (2) withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); or (3) withholding in shares of Stock to be issued upon settlement of the Restricted Stock Units; or (4) any other method deemed by the Company to comply with applicable laws. Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates in the Grantee’s jurisdiction(s). In the event of over-withholding, the Grantee may receive a refund of any over-withheld amount in cash through the Service Recipient's normal payroll processes or brokerage account (with no entitlement to the equivalent in Stock) or, if not refunded, the Grantee may seek a refund from the local tax authorities. In the event of under-withholding, the Grantee may be required to pay additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares subject to the vested Restricted Stock Units, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items. Finally, the Grantee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the 3 proceeds of the sale of shares of Stock if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items. 7. Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code. 8. No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee’s service relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the Grantee's service relationship at any time. 9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter. 10. Nature of Grant. In accepting the Award, the Grantee acknowledges, understands and agrees that: (i) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (ii) the grant of the Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past; (iii) all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company; (iv) the Award and the Grantee’s participation in the Plan shall not be interpreted as forming a service contract with the Company; (v) the Grantee is voluntarily participating in the Plan; (vi) the Award and any shares of Stock acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation; (vii) the Award and any shares of Stock acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation or salary for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement benefits or payments or welfare benefits or similar mandatory payments; (viii) unless otherwise agreed with the Company, the Award and any shares of Stock acquired under the Plan, and the income from and value of same, are not granted as 4 consideration for, or in connection with, the service the Grantee may provide as a director of the Service Recipient or any other Subsidiary or affiliate; (ix) the future value of the shares of Stock underlying the Award is unknown, indeterminable, and cannot be predicted with certainty; (x) no claim or entitlement to compensation or damages shall arise from forfeiture of the Award resulting from the termination of the Grantee’s service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee’s service agreement, if any); (xi) unless otherwise provided in the Plan or by the Company in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Stock; and (xii) the following provisions apply only if the Grantee is providing services outside the United States: (i) the Restricted Stock Units and the shares of Stock subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose; and (ii) neither, the Company, the Service Recipient nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Award or of any amounts due to the Grantee pursuant to settlement of the Award or the subsequent sale of any shares of Stock acquired upon settlement. 11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan, or the Grantee’s acquisition or sale of the underlying shares of Stock. The Grantee should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. 12. Data Privacy. Unless the Grantee is subject to the data privacy provisions contained in the Appendix attached hereto, the Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Grantee’s personal data as described in this Agreement and any other Award grant materials by and among, as applicable, the Company, the Service Recipient and any other Subsidiary for the exclusive purpose of implementing, administering and managing the Grantee’s participation in the Plan. The Grantee understands that the Company, the Service Recipient and any other Subsidiary may hold certain personal information about the Grantee, including, but not limited to, the Grantee’s name, home address and telephone number, e-mail address, date of 5 birth, social insurance number, passport number or other identification number (e.g., resident registration number), salary, nationality, job title, any shares of stock or directorships held in the Company, details of all awards or any other entitlement to shares of Stock or equivalent benefits awarded, canceled, exercised, purchased, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Grantee understands that Data will be transferred to the stock plan service provider selected by the Company, which is assisting the Company with the implementation, administration and management of the Plan. The Grantee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Grantee’s country. The Grantee understands that, if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Grantee authorizes the Company, the stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Grantee may elect to deposit any shares of Stock received upon vesting of the Restricted Stock Units. The Grantee understands that Data will be held only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan. The Grantee understands that, if he or she resides outside the United States, he or she may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting his or her local human resources representative. Further, the Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke his or her consent, his or her service relationship with the Company, the Service Recipient or any other Subsidiary will not be affected; the only consequence of refusing or withdrawing consent is that the Company would not be able to grant Restricted Stock Units or other equity awards to the Grantee or administer or maintain such awards. Therefore, the Grantee understands that refusing or withdrawing his or her consent may affect the Grantee’s ability to participate in the Plan. For more information on the consequences of the Grantee’s refusal to consent or withdrawal of consent, the Grantee understands that he or she may contact his or her local human resources representative. 13. Governing Law; Venue. The Award and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, without regard to the conflict of law provisions. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of San Francisco County, California, or the federal courts for the United States for the Northern District of California, and no other courts, including any courts where this grant is made and/or to be performed. 6

14. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. 15. Language. The Grantee acknowledges that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee has received this Agreement, or any other document related to the Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control. 16. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 17. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 18. Appendix. Notwithstanding any provisions in this Agreement, the Award shall be subject to any additional terms and conditions set forth in any Appendix to this Agreement for the Grantee’s country. Moreover, if the Grantee relocates to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to the Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement. 19. Insider Trading Restrictions/Market Abuse Laws. The Grantee acknowledges that the Grantee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including but not limited to the United States, the Grantee’s country and any stock plan service provider’s country, which may affect the Grantee’s ability to, directly or indirectly, acquire or sell, or attempt to sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Restricted Stock Units) or rights linked to the value of shares of Stock during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before he or she possessed inside information. Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis), and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee should consult with his or her personal advisor on this matter. 20. Foreign Asset/Account Reporting Requirements. The Grantee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect the 7

Grantee’s ability to acquire or hold shares of Stock or cash received from participating in the Plan (including the proceeds of dividends paid on shares of Stock) in a brokerage or bank account outside the Grantee’s country. The Grantee may be required to report such accounts, assets or related transactions to the tax or other authorities in his or her country. The Grantee also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to the Grantee’s country within a certain time after receipt. The Grantee acknowledges that it is his or her responsibility to comply with such regulations, and the Grantee should consult with his or her personal advisor on this matter. 21. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Stock issued upon settlement of the Award, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 22. Clawback Policy. In accepting this Award, the Grantee acknowledges, understands, and agrees that this Award, as well as all other Awards previously granted to the Grantee, whether vested or exercised (as applicable), shall be subject to the terms and conditions of the Company’s clawback policy, as in effect from time to time. 23. Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other Plan participant. 8

ZENDESK, INC. By: Title: The Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable. Dated: Grantee’s Signature Grantee’s name and address: 9

APPENDIX  TO THE  GLOBAL RESTRICTED STOCK UNIT AWARD AGREEMENT   Capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and the Award Agreement. Terms and Conditions This Appendix includes additional terms and conditions that govern the Award if the Grantee works and/or resides in one of the countries listed below. If the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing, is considered a resident of another country for local law purposes or the Grantee transfers employment and/or residency to a different country after the Award is granted, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will apply to the Grantee. Notifications This Appendix also includes information regarding certain other issues of which the Grantee should be aware with respect to the Grantee’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out-of-date at the time the Grantee vests in the Restricted Stock Units or sells any shares of Stock issued at settlement of the Award. In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation. As a result, the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is strongly advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s country may apply to the Grantee’s individual situation. Finally, if the Grantee is a citizen or resident of a country other than the one in which the Grantee is currently working and/or residing is considered a resident of another country for local law purposes or if the Grantee transfers employment and/or residency to a different country after the Award is granted, the notifications contained in this Appendix may not be applicable to the Grantee in the same manner. 10

EUROPEAN UNION/EUROPEAN ECONOMIC AREA/UNITED KINGDOM Terms and Conditions Data Privacy Notification. This section replaces Paragraph 12 of the Award Agreement: (a) The Grantee is hereby notified of the collection, use and transfer outside of the European Union, European Economic Area or the United Kingdom, as described in this Agreement, in electronic or other form, of his or her Personal Data (defined below) by and among, as applicable, the Company, the Service Recipient and its other Subsidiaries for the exclusive and legitimate purpose of implementing, administering and managing my participation in the Plan. As such, by accepting the Restricted Stock Units, the Grantee acknowledges the collection, use, processing and transfer of Personal Data as described herein. The legal basis, where required, for the data processing is the Company's legitimate business interest. (b) The Company and the Service Recipient hold certain personally identifiable information about the Grantee, specifically, his or her name, home address, email address and telephone number, date of birth, social security number, passport number or other employee identification number, salary, nationality, job title, any common shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to common shares awarded, canceled, purchased, vested, unvested or outstanding in the Grantee’s favor, for the purpose of managing and administering the Plan (“ Personal Data”). The Personal Data may be provided by the Grantee or collected, where lawful, from third parties. The Company or the Service Recipient each act as controllers of the Personal Data and will process the Personal Data in this context for the exclusive legitimate purpose of implementing, administering and managing the Grantee’s participation in the Plan and meeting related legal obligations associated with these actions. (c) The processing will take place through electronic and non-electronic means according to logics and procedures correlated to the purposes for which the Personal Data was collected and with confidentiality and security provisions as set forth by applicable laws and regulations. Personal Data will be accessible within the Company’s organization only by those persons requiring access for purposes of the implementation, administration and operation of the Plan and other aspects of the employment relationship and for the Grantee’s participation in the Plan. (d) The Company and the Employer will transfer Personal Data amongst themselves as necessary for the purpose of implementation, administration and management of the Grantee’s participation in the Plan, and the Company will further transfer Personal Data to Charles Schwab Stock Plan Services which is assisting the Company with the administration of the Plan. The Company may further transfer Personal Data to other third parties that the Company may engage to assist with the administration of the Plan from time to time. These recipients may be located in the European Economic Area, the United Kingdom, or elsewhere throughout the world, such as the United States. (e) By accepting the Restricted Stock Units, the Grantee understands that these recipients may receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for purposes of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Personal Data as may be 11 required for the administration of the Plan and/or the subsequent holding of shares of Stock on the Grantee’s behalf to a broker or other third party with whom the Grantee may elect to deposit any shares acquired pursuant to the Plan. The Grantee further understands that he or she may request a list with the names and addresses of any potential recipients of the Grantee’s Personal Data by contacting his or her local human resources manager or the Company’s human resources department. When transferring Personal Data to these potential recipients, the Company and the Service Recipient provide appropriate safeguards in accordance with EU Standard Contractual Clauses or other legally binding and permissible arrangements. The Grantee may request a copy of such safeguards from the Grantee’s local human resources manager or the Company’s human resources department. (f) To the extent provided by law, the Grantee may, at any time, have the right to request: access to Personal Data, rectification of Personal Data, erasure of Personal Data, restriction of processing of Personal Data, and portability of Personal Data. The Grantee may also have the right to object, on grounds related to a particular situation, to the processing of Personal Data, as well as opt-out of the Plan herein, in any case without cost, by contacting in writing the Grantee’s human resources manager. The Grantee’s provision of Personal Data is a contractual requirement. The Grantee understands, however, that the only consequence of refusing to provide Personal Data is that the Company may not be able to grant other equity awards or administer or maintain such awards. For more information on the consequences of the Grantee’s refusal to provide Personal Data, he or she understands that he or she may contact his or her local human resources manager or the Company’s human resources department. (g) When the Company and the Service Recipient no longer need to use Personal Data for the purposes above or do not need to retain it for compliance with any legal or regulatory purpose, each will take reasonable steps to remove Personal Data from their systems and/or records containing the Personal Data and/or take steps to properly anonymize it so that the Grantee can no longer be identified from it. AUSTRALIA Notifications Securities Law Information. If the Grantee acquires shares of Stock pursuant to this Award and he or she offer his or her shares of Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. The Grantee should obtain legal advice on his or her disclosure obligations prior to making any such offer. The Grantee’s Restricted Stock Units are subject to the additional terms and conditions set forth in the Australian Offer Document and the specific relief instrument issued by the Australian Securities and Instruments Commission. Exchange Control Information. Exchange control reporting is required for inbound cash transactions exceeding A$10,000 and inbound international fund transfers of any value, which do not involve an Australian bank. Tax Deferral. This Agreement is intended to qualify for deferred taxation treatment. 12

BRAZIL Terms and Conditions Nature of Grant. The following provisions supplement Paragraph 10 of the Award Agreement. By accepting this Award, the Grantee acknowledges, understands and agrees that (i) the Grantee is making an investment decision, (ii) the Grantee will be entitled to vest in this Restricted Stock Unit, and receive shares of Stock pursuant to this Restricted Stock Unit, only if the vesting conditions are met and any necessary services are rendered by the Grantee between the Grant Date and the vesting date(s), and (iii) the value of the underlying shares of Stock is not fixed and may increase or decrease without compensation to the Grantee. Compliance with Law. By accepting this Award, the Grantee acknowledges, understands and agrees to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with the vesting and settlement of the Award, the receipt of any dividends, and the sale of shares of Stock acquired under the Plan. Notifications Exchange Control Information. If the Grantee is a resident or is domiciled in Brazil, he or she will be required to submit an annual declaration of assets and rights held outside of Brazil, including any shares of Stock acquired under the Plan, to the Central Bank of Brazil if the aggregate value of such assets and rights equals or exceeds US$1,000,000 (as of January 1, 2021). Quarterly reporting is required if such amount exceeds US$100,000,000. Foreign individuals holding Brazilian visas are considered Brazilian residents for purposes of this reporting requirement and must declare at least the assets held abroad that were acquired subsequent to the date of admittance as a resident of Brazil. CANADA Terms and Conditions Settlement in Shares Only. Notwithstanding any provision in the Plan or the Award Agreement, this Award shall be settled only in shares of Stock and shall not entitle the Grantee to any cash payment. Termination of Service Relationship. The following provision replaces the second paragraph of Paragraph 3 of the Award Agreement: For purposes of the Award, the Grantee’s service relationship will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of labor laws in the jurisdiction where the Grantee is providing services or the terms of the Grantee’s service agreement, if any) as of the date that is the earliest of (1) the date the Grantee’s service relationship is terminated, (2) the date the Grantee receives notice of termination from the Service Recipient, or (3) the date the Grantee is no longer actively providing service to the Company or any Subsidiary, regardless of any notice period or period of pay in lieu of such notice required under applicable law (including, but not limited to statutory 13 law, regulatory law and/or common law). The Administrator shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of this Award (including whether the Grantee may still be considered to be providing services while on a leave of absence). Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, the Grantee's right to vest in the Award, if any, will terminate effective upon the expiration of the minimum statutory notice period, but the Grantee will not earn or be entitled to pro-rated vesting if the Vesting Date falls after the end of the statutory notice period, nor will the Grantee be entitled to any compensation for lost vesting. The following provisions will apply if the Grantee is a resident of Quebec: French Language Provision. The parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Les parties reconnaissent avoir exigé la rédaction en anglais de la Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention. Data Privacy. The following provision supplements Paragraph 12 of the Award Agreement: The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel involved in the administration and operation of the Plan. The Grantee further authorizes the Company, the Service Recipient and any of their respective affiliates and the administrator of the Plan to disclose and discuss the Plan with their advisors. The Grantee further authorizes the Company, the Service Recipient and any of their respective affiliates to record such information and to keep such information in the Grantee’s employee file. Notifications Securities Law Information. The Grantee will not be permitted to sell or otherwise dispose of the shares of Stock acquired upon vesting of the Restricted Stock Units within Canada. The Grantee will only be permitted to sell or dispose of any shares of Stock if such sale or disposal takes place outside of Canada through the facilities of the New York Stock Exchange on which the shares of Stock are listed or through such other exchange on which the shares of Stock may be listed in the future. DENMARK Terms and Conditions Stock Option Act. By accepting this Award, the Grantee acknowledges that he or she received an Employer Statement (attached immediately below), translated into Danish, which is being provided to comply with the Danish Stock Option Act (the “Act”), to the extent that the Act applies to the Restricted Stock Units. 14

The Act has been amended effective January 1, 2019, and the Grantee acknowledges that any grants of Restricted Stock Units made on or after January 1, 2019 are subject to the rules of the amended Act. Accordingly, the Grantee agrees that the treatment of the Restricted Stock Units upon the termination of the Grantee’s service relationship is governed solely by Paragraph 3 of the Award Agreement and any corresponding provisions in the Plan. The relevant termination provisions are also detailed in the Employer Statement. Please be aware that as set forth in Section 1 of the Act, the Act only applies to “employees” as that term is defined in Section 2 of the Act. If the Grantee is a member of the registered management of a Subsidiary in Denmark or otherwise does not satisfy the definition of employee, the Grantee will not be subject to the Act and the Employer Statement will not apply to him or her. 15

EMPLOYER STATEMENT Pursuant to Section 3(1) of the Danish Act on Stock Options in employment relations (the "Stock Option Act"), you are entitled to receive the following information regarding Zendesk, Inc.’s (the "Company’s") restricted stock unit program in a separate written statement. This statement contains only the information required to be mentioned under the Act while the other terms and conditions of your restricted stock unit grant are described in detail in the 2014 Stock Option and Incentive Plan (the “Plan”) and the Global Restricted Stock Unit Award Agreement (the “Agreement”), which have been given to you. 1. Date of grant of unfunded right to receive stock upon satisfying certain conditions The grant date of your restricted stock units is the date that the Board of Directors of the Company (the “Board”) or a committee thereof (the “Committee”) approved a grant for you and determined it would be effective. 2. Terms or conditions for grant of a right to future award of stock The grant of restricted stock units will be at the sole discretion of the Board or the appropriate Committee. Employees of the Company and its subsidiaries are eligible to participate in the Plan. The Company may decide, in its sole discretion, not to make any grants of restricted stock units to you in the future. Under the terms of the Plan and the Agreement, you have no entitlement or claim to receive future restricted stock unit or other equity awards. 3. Vesting Date or Period Generally, your restricted stock units will vest over a number of years, as provided in your Agreement. Your restricted stock units shall be converted into an equivalent number of shares of the common stock of the Company upon vesting. 4. Exercise Price No exercise price is payable upon the vesting of your restricted stock units and the issuance of shares of the Company’s common stock to you in accordance with the vesting schedule described above. 5. Your rights upon termination of employment If your service relationship with the Company and its subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in the Agreement, any restricted stock units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither you nor any of your successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such restricted stock units. 6. Financial aspects of participating in the Plan 16

The grant of restricted stock units has no immediate financial consequences for you. The value of the restricted stock units is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary. Shares of stock are financial instruments and investing in stocks will always have financial risk. The future value of Company shares is unknown and cannot be predicted with certainty. Zendesk, Inc. 17

ARBEJDSGIVERERKLÆRING I henhold til § 3, stk. 1, i lov om brug af køberet eller tegningsret m.v. i ansættelsesforhold ("Aktieoptionsloven") er du berettiget til i en særskilt skriftlig erklæring at modtage følgende oplysninger om aktieordningen vedrørende Restricted Stock Units hos Zendesk, Inc. ("Selskabet"). Denne erklæring indeholder kun de oplysninger, der er nævnt i Aktieoptionsloven, mens de øvrige vilkår og betingelser for din tildeling af Restricted Stock Units er nærmere beskrevet i "2014 Stock Option and Incentive Plan" ("Planen") og i "Restricted Stock Unit Award Agreement" (“Agreement”), som du har fået udleveret. 1. Tidspunkt for tildeling af den vederlagsfri ret til at modtage aktier mod opfyldelse af visse betingelser Tidspunktet for tildelingen af dine Restricted Stock Units er den dato, hvor Selskabets Bestyrelse eller et bestyrelsesudvalg ("Udvalget") godkendte din tildeling og besluttede, at den skulle træde i kraft. 2. Kriterier eller betingelser for tildeling af retten til senere at få tildelt aktier Tildelingen af Restricted Stock Units sker efter bestyrelsens eller det relevante bestyrelsesudvalgs eget skøn. Medarbejdere i Selskabet og dets datterselskaber kan deltage i Planen. Selskabet kan frit vælge fremover ikke at tildele dig Restricted Stock Units. I henhold til bestemmelserne i Planen og Agreement har du ikke nogen ret til eller noget krav på fremover at få tildelt Restricted Stock Units eller at få andre aktietildelinger. 3. Modningstidspunkt eller -periode Dine Restricted Stock Units modnes som udgangspunkt over en årrække som anført i Agreement. På modningstidspunktet konverteres dine Restricted Stock Units til et tilsvarende antal ordinære aktier i Selskabet. 4. Udnyttelseskurs Der betales ingen udnyttelseskurs i forbindelse med modning af dine Restricted Stock Units, og Selskabets udstedelse af ordinære aktier til dig i overensstemmelse med den ovenfor beskrevne modningstidsplan. 5. Din retsstilling i forbindelse med fratræden  Hvis dit ansættelsesforhold i Selskabet og dets datterselskaber ophører uanset årsag (herunder dødsfald eller uarbejdsdygtighed), inden de i Aftalen nævnte modningsbetingelser er opfyldt, bortfalder eventuelle Restricted Stock Units, som endnu ikke er modnet på dette tidspunkt, automatisk og uden varsel, og hverken du eller dine retsefterfølgere, arvinger, omsætningserhververe eller personlige stedfortrædere vil herefter have nogen ret til disse Restricted Stock Units. 18

6. Økonomiske aspekter ved at deltage i Planen Tildelingen af Restricted Stock Units har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af Restricted Stock Units indgår ikke i beregningen af feriepenge, pensionsbidrag eller andre lovpligtige, vederlagsafhængige ydelser. Aktier er finansielle instrumenter, og investering i aktier vil altid være forbundet med en økonomisk risiko. Den fremtidige værdi af Selskabets aktier kendes ikke og kan ikke forudsiges med sikkerhed. Zendesk, Inc. 19

FRANCE Term and Conditions Language Consent. By accepting the Award, the Grantee confirms having read and understood the documents relating to this grant (the Plan and the Agreement) which were provided to the Grantee in English. The Grantee accepts the terms of those documents accordingly. Reconnaissance Relative à la Langue Utilisée. En acceptant le attribution, le Bénéficiaire confirme avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués au Bénéficiaire en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause. Notifications Award Not Tax-Qualified. The Restricted Stock Units are not intended to be French tax-qualified. GERMANY Notifications Exchange Control Information. Cross-border payments in excess of €12,500 must be reported electronically to the German Federal Bank (Bundesbank) on a monthly basis. In case of payments in connection with securities (including proceeds realized upon the sale of shares of Stock or the receipt of dividends), the report must be made by the 5th day of the month following the month in which the payment was received. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. The Grantee is responsible for making this report, if applicable. INDIA Notifications Exchange Control Information. Indian residents are required to repatriate any cash dividends paid on shares of Stock acquired under the Plan and any proceeds from the sale of such shares of Stock to India within such period of time as may be required under applicable regulations. Upon repatriation, Indian residents should obtain a foreign inward remittance certificate (“FIRC”) from the bank where they deposit the foreign currency and should maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Service Recipient requests proof of repatriation. IRELAND Notifications Director Reporting Obligation. If the Grantee is a director, shadow director or secretary of a Subsidiary in Ireland, and his or her interests in the Company (e.g., Restricted Stock Units, 20 shares of Stock) represent more than 1% of the Company’s voting share capital, the Grantee must notify the Irish Subsidiary if he or she becomes aware of the event giving rise to the notification requirement or if the Grantee becomes a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of the Grantee’s spouse or children under the age of 18 (whose interests will be attributed to the Grantee if the Grantee is a director, shadow director or secretary). ITALY Terms and Conditions Plan Document Acknowledgment. In accepting the Restricted Stock Units, the Grantee acknowledges that he or she has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement in their entirety and fully understand and accept all provisions of the Plan and the Agreement The Grantee further acknowledges that he or she has read and specifically and expressly approves the following paragraphs of the Award Agreement: Paragraph 2: Vesting of Restricted Stock Units; Paragraph 3: Termination of Service Relationship; Paragraph 6: Responsibility for Taxes; Paragraph 8: No Obligation to Service Relationship; Paragraph 10: Nature of Grant; Paragraph 13: Governing Law; Venue; Paragraph 14: Electronic Delivery and Acceptance; Paragraph 15: Language; Paragraph 21: Imposition of Other Requirements and the Data Privacy provision contained in this Appendix. JAPAN There are no country-specific provisions. MEXICO Terms and Conditions Acknowledgement of the Award Agreement. By accepting this Award, the Grantee acknowledges that he or she has received a copy of the Plan and the Award Agreement, including this Appendix, which he or she has reviewed. The Grantee further acknowledges that he or she accepts all the provisions of the Plan and the Award Agreement, including this Appendix. The Grantee also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in the “Nature of Grant” section of the Award Agreement, which clearly provides as follows: (1) The Grantee’s participation in the Plan does not constitute an acquired right; (2) The Plan and the Grantee’s participation in it are offered by the Company on a wholly discretionary basis; (3) The Grantee’s participation in the Plan is voluntary; and (4) The Company and any of its Subsidiaries or affiliates are not responsible for any decrease in the value of any shares of Stock acquired under the Plan. 21

Labor Law Acknowledgement and Policy Statement. By accepting this Award, the Grantee acknowledges that the Company, with registered offices at 1019 Market Street, San Francisco, California 94103, U.S.A., is solely responsible for the administration of the Plan. The Grantee further acknowledges that his or her participation in the Plan, the grant of Restricted Stock Units and any acquisition of shares of Stock under the Plan do not constitute an employment relationship between the Grantee and the Company because the Grantee is participating in the Plan on a wholly commercial basis and his or her sole employer is Zendesk, S. de R.L. de C.V. (“Zendesk-Mexico”), located at Avenida Presidente Masarik 111 piso 1, Colonia: Polanco V Sección, Delegación: Miguel Hidalgo, Ciudad de México, CP.11560. Based on the foregoing, the Grantee expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between the Grantee and the employer, Zendesk-Mexico, and do not form part of the employment conditions and/or benefits provided by Zendesk-Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment. The Grantee further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue the Grantee’s participation in the Plan at any time, without any liability to the Grantee. Finally, the Grantee hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, and its Subsidiaries, affiliates, branches, representation offices, stockholders, officers, agents or legal representatives, with respect to any claim that may arise. Spanish Translation Reconocimiento del Acuerdo del Otorgamiento. Al aceptar el Otorgamiento, el Beneficiario reconoce que ha recibido y revisado una copia del Plan y del Acuerdo del Otorgamiento, incluyendo este Apéndice. Además, el Beneficiario reconoce que acepta todas las disposiciones del Plan y del Acuerdo del Otorgamiento, incluyendo este Apéndice. El Beneficiario también reconoce que ha leído y aprobado de forma expresa los términos y condiciones establecidos en la sección “Nature of Grant” del Acuerdo del Otorgamiento, que claramente establece lo siguiente: (1) La participación del Beneficiario en el Plan no constituye un derecho adquirido; (2) El Plan y la participación del Beneficiario en lo mismo es ofrecido por la Compañía de manera completamente discrecional; (3) La participación del Beneficiario en el Plan es voluntaria; y (4) La Compañía y sus Subsidiarias o afiliadas no son responsables por ninguna disminución en el valor de las Acciones adquiridas en virtud del Plan. 22

Reconocimiento del Derecho Laboral y Declaración de la Política. Al aceptar el Otorgamiento, el Beneficiario reconoce que la Compañía, con domicilio social en 1019 Market Street, San Francisco, California 94103, EE.UU., es la única responsable por la administración del Plan. Además, el Beneficiario reconoce que su participación en el Plan, la concesión de las Unidades de Acciones Restringidas y cualquier adquisición de Acciones en virtud del Plan no constituyen una relación laboral entre el Beneficiario y la Compañía, en virtud de que el Beneficiario está participando en el Plan sobre una base totalmente comercial y de que su único patrón Zendesk, S. de R.L. de C.V. (“Zendesk-Mexico”), ubicado en Avenida Presidente Masarik 111 piso 1, Colonia: Polanco V Sección, Delegación: Miguel Hidalgo, Ciudad de México, CP.11560. Por lo anterior, el Beneficiario expresamente reconoce que el Plan y los beneficios que puedan derivarse de su participación no establecen ningún derecho entre el Beneficiario y el patrón, Zendesk-Mexico, y que no forman parte de las condiciones de trabajo y/o beneficios otorgados por Zendesk-Mexico, y cualquier modificación al Plan o la terminación del mismo no constituirá un cambio o modificación de los términos y condiciones del empleo del Beneficiario. Además, el Beneficiario comprende que su participación en el Plan es el resultado de una decisión discrecional y unilateral de la Compañía, por lo que la misma se reserva el derecho absoluto de modificar y/o suspender la participación del Beneficiario en el Plan en cualquier momento, sin responsabilidad alguna para el Beneficiario. Finalmente, el Beneficiario manifiesta que no se reserva acción o derecho alguno que origine una demanda en contra de la Compañía por cualquier indemnización o daño relacionado con las disposiciones del Plan o de los beneficios otorgados en el mismo, y en consecuencia el Beneficiario libera de la manera más amplia y total de responsabilidad a la Compañía y sus Subsidiarias, afiliadas, sucursales, oficinas de representación, sus accionistas, funcionarios, agentes o representantes legales con respecto a cualquier demanda que pudiera surgir. Notifications Securities Law Information. The Award and the shares of Stock offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Agreement and any other document relating to the Restricted Stock Units may not be publicly distributed in Mexico. These materials are addressed to the Grantee only because of the Grantee’s existing relationship with the Company and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present service providers of Zendesk-Mexico made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred. NETHERLANDS There are no country-specific provisions. 23

NEW ZEALAND Notifications Securities Law Information. The Grantee is being offered Restricted Stock Units which, if vested, will entitle the Grantee to acquire shares of Stock in accordance with the terms of the Award Agreement and the Plan. The shares of Stock, if issued, will give the Grantee a stake in the ownership of the Company. The Grantee may receive a return if dividends are paid. If the Company runs into financial difficulties and is wound up, the Grantee will be paid only after all creditors have been paid. The Grantee may lose some or all of the Grantee’s investment, if any. New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision. The usual rules do not apply to this offer because it is made under an employee share scheme. As a result, the Grantee may not be given all the information usually required. The Grantee will also have fewer other legal protections for this investment. The Grantee should ask questions, read all documents carefully, and seek independent financial advice before committing. The shares of Stock are quoted on the New York Stock Exchange. This means that if the Grantee acquires shares of Stock under the Plan, the Grantee may be able to sell the shares of Stock on the New York Stock Exchange if there are interested buyers. The Grantee may get less than the Grantee invested. The price will depend on the demand for the shares of Stock. For information on risk factors impacting the Company’s business that may affect the value of the shares of Stock, the Grantee should refer to the risk factors discussion on the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov, as well as on the Company’s “Investor Relations” website at https://investor.zendesk.com/ir-home/default.aspx. PHILIPPINES Terms and Conditions Responsibility for Taxes. The following provisions supplement Paragraph 6 of the Award Agreement: The Grantee is hereby advised that the Company and/or the Service Recipient, or their respective agents, will satisfy their withholding obligations, if any, with regard to all Tax-Related Items by withholding from proceeds of the sale of shares of Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent). Notwithstanding the foregoing, the Company and the Service Recipient reserve the right to withhold applicable Tax-Related Items by any of the other methods set forth in Paragraph 6 of the Award Agreement. 24

Notifications Securities Law Information. The grant of this Restricted Stock Unit is being made pursuant to an exemption from registration under Section 10.2 of the Philippines Securities Regulation Code that has been approved by the Philippines Securities and Exchange Commission. The risks of participating in the Plan include (without limitation) the risk of fluctuation in the price of the Stock on the New York Stock Exchange and the risk of currency fluctuations between the U.S. Dollar and the Grantee’s local currency. The value of any shares of Stock the Grantee may acquire under the Plan may decrease below the value of the shares of Stock at vesting and fluctuations in foreign exchange rates between the Grantee’s local currency and the U.S. Dollar may affect the value any amounts due to the Grantee pursuant to the subsequent sale of any shares of Stock acquired upon vesting. The Company is not making any representations, projections or assurances about the value of the shares of Stock now or in the future. For further information on risk factors impacting the Company's business that may affect the value of the shares of Stock, the Grantee may refer to the risk factors discussion in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are filed with the U.S. Securities and Exchange Commission and are available online at www.sec.gov/, as well as on the Company's website at http://www.zendesk.com/ir-home/default.aspx. In addition, the Grantee may receive, free of charge, a copy of the Company's Annual Report, Quarterly Reports or any other reports, proxy statements or communications distributed to the Company's stockholders by contacting Investor Relations at Zendesk, Inc. 1019 Market Street, San Francisco, California 94103, U.S. The Grantee acknowledges that he or she is permitted to sell shares of Stock acquired under the Plan through the designated Plan broker appointed by the Company (or such other broker to whom the Grantee transfers his or her shares of Stock), provided that such sale takes place outside of the Philippines through the facilities of the New York Stock Exchange on which the shares are listed. POLAND Notifications Exchange Control Information. If the Grantee holds foreign securities (including shares of Stock) and maintains accounts abroad, the Grantee may be required to file certain reports with the National Bank of Poland. Specifically, if the value of securities and cash held in such foreign accounts exceeds PLN 7 million, the Grantee must file reports on the transactions and balances of the accounts on a quarterly basis. Further, any fund transfers in excess of €15,000 (or PLN 15,000 if such transfer of funds is connected with business activity of an entrepreneur) into or out of Poland must be effected through a bank in Poland. Polish residents are required to store all documents related to foreign exchange transactions for a period of five years. 25

SINGAPORE Terms and Conditions Sale of Shares of Stock. The shares of Stock subject to this Restricted Stock Unit may not be offered for sale in Singapore prior to the six-month anniversary of the Grant Date, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Singapore Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”). Notifications Securities Law Information. The grant of this Restricted Stock Unit is being made pursuant to the “Qualifying Person” exemption under Section 273(1)(f) of the SFA and is not made with a view to this Restricted Stock Unit or underlying shares of Stock being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore. Director Reporting Obligation. If the Grantee is a director, associate director or shadow director of a Singapore Subsidiary, regardless of whether the Grantee is a Singapore resident or employed in Singapore, he or she must notify the Singapore Subsidiary in writing within two business days of: (i) receiving or disposing of an interest (e.g., Restricted Stock Units, shares of Stock) in the Company, (ii) any change in a previously disclosed interest (e.g., Restricted Stock Units, shares of Stock), or (iii) becoming a director, associate director or shadow director, if such an interest exists at the time. SPAIN Terms and Conditions Nature of Grant. This provision supplements Paragraph 10 of the Award Agreement: In accepting this Restricted Stock Unit, the Grantee consents to participate in the Plan and acknowledges that he or she has received a copy of the Plan. The Grantee understands that the Company has unilaterally, gratuitously and discretionally decided to grant Restricted Stock Units under the Plan to individuals who may be employees of the Company or a Subsidiary throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any Subsidiary. Consequently, the Grantee understands that this Restricted Stock Unit is granted on the assumption and condition that this Restricted Stock Units and any shares of Stock acquired upon vesting of this Restricted Stock Unit are not part of any employment contract (either with the Company or any Subsidiary) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Grantee understands that this Restricted Stock Unit would not be granted to the Grantee but for the assumptions and conditions referred to herein; thus, the Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken 26 or should any of the conditions not be met for any reason, then the grant of this Restricted Stock Units shall be null and void. This Restricted Stock Units are a conditional right to shares of Stock and will be forfeited in the case of the Grantee’s termination of employment. This will be the case even if (1) the Grantee is considered to be unfairly dismissed without good cause; (2) the Grantee is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) the Grantee terminates employment due to a change of work location, duties or any other employment or contractual condition; (4) the Grantee terminates employment due to unilateral breach of contract of the Company or any of its Subsidiaries; or (5) the Grantee’s employment terminates for any other reason whatsoever. Consequently, upon termination of the Grantee’s employment for any of the reasons set forth above, the Grantee will automatically lose any rights to the unvested Restricted Stock Units granted to him or her as of the date of the Grantee’s termination of employment, as described in the Plan and the Award Agreement. Notifications Securities Law Information. No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory in connection with the grant of the Restricted Stock Units. The Agreement has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and does not constitute a public offering prospectus. Exchange Control Information. The Grantee must declare the acquisition and sale of shares of Stock to the Dirección General de Comercio y Inversiones (the “DGCI”) for statistical purposes. Because the Grantee will not purchase or sell the shares of Stock through the use of a Spanish financial institution, the Grantee must make the declaration himself or herself by filing a D-6 form with the DGCI. Generally, the D-6 form must be filed each January while the shares of Stock are owned as of December 31 of each year; however, if the value of the shares of Stock or the sale proceeds exceed €1,502,530, a declaration must be filed within one month of the acquisition or sale, as applicable. THAILAND Notifications Exchange Control Information. Thai residents realizing cash proceeds in excess of US$1,000,000 in a single transaction from the sale of shares of Stock or dividends paid on such shares of Stock must immediately repatriate all cash proceeds to Thailand and convert such proceeds to Thai Baht within 360 days of repatriation or deposit the funds in an authorized foreign exchange account in Thailand. The inward remittance must also be reported to the Bank of Thailand on a foreign exchange transaction form. Failure to comply with these obligations may result in penalties assessed by the Bank of Thailand. The Grantee should consult with his or her personal advisor prior to taking any action with respect to the remittance of proceeds into Thailand. The Grantee is responsible for ensuring compliance with all exchange control laws in Thailand. 27

UNITED KINGDOM Terms and Conditions Settlement in Shares Only. Notwithstanding any provision in the Plan or the Award Agreement, this Award shall be settled only in shares of Stock and shall not entitle the Grantee to any cash payment. Responsibility for Taxes. The following provisions supplement Paragraph 6 of the Award Agreement: Without limitation to Paragraph 6 of the Award Agreement, the Grantee agrees that the Grantee is liable for all Tax-Related Items and hereby covenants to pay all such Tax-Related Items, as and when requested by the Company or, if different, the Service Recipient or by Her Majesty’s Revenue & Customs (“HRMC”) (or any other tax authority or any other relevant authority). The Grantee also agrees to indemnify and keep indemnified the Company and, if different, the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Grantee’s behalf. Notwithstanding the foregoing, if the Grantee is a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply in case the indemnification could be viewed as a loan. In this case, any income tax not collected from or paid by the Grantee within ninety (90) days of the end of the United Kingdom tax year in which the event giving rise to the Tax-Related Items occurs may constitute a benefit to the Grantee on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Grantee understands that the Grantee will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Service Recipient (as appropriate) the amount of any employee NICs due on this additional benefit, which may also be recovered from the Grantee by any of the means referred to in Paragraph 6 of the Award Agreement. Joint Election. As a condition of the Grantee’s participation in the Plan and vesting of the Restricted Stock Units, the Grantee shall accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient in connection with the Award and any event giving rise to Tax-Related Items (the “Employer NICs”). Without prejudice to the foregoing, the Grantee shall enter into a joint election with the Company or the Service Recipient, the form of such joint election being formally approved by HMRC (the “Joint Election”), and any other required consent or elections, including any such other joint elections as may be required between the Grantee and any successor to the Company and/or the Service Recipient. The Company and/or the Service Recipient may collect the Employer NICs from the Grantee by any of the means set forth in Paragraph 6 of the Award Agreement. 28